                                                      File No. 33-59069

As filed with the Securities and Exchange Commission on September 2, 1997


                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre-Effective Amendment No.__                          [ ]
    Post-Effective Amendment No.__3                        [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

    Amendment No. 5                                        [X]
                  ---

                           HARTFORD LIFE INSURANCE COMPANY
                         ICMG SECULAR TRUST SEPARATE ACCOUNT
                              (Exact Name of Registrant)

                           HARTFORD LIFE INSURANCE COMPANY
                                 (Name of Depositor)

                                    P.O. BOX 2999
                               HARTFORD, CT  06104-2999
                      (Address of Depositor's Principal Offices)

                                    (860) 843-7563
                 (Depositor's Telephone Number, Including Area Code)

                               MARIANNE O'DOHERTY, ESQ.
                          HARTFORD LIFE INSURANCE COMPANIES
                                    P.O. BOX 2999
                               HARTFORD, CT  06104-2999
                       (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

    ___  immediately upon filing pursuant to paragraph (b) of Rule 485
    _x_  on September 2, 1997 pursuant to paragraph (b) of Rule 485
    ___  60 days after filing pursuant to paragraph (a)(1) of Rule 485
    ___  on September 2, 1997 pursuant to paragraph (a)(1) of Rule 485
    ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PURSUANT TO RULE 24F-2(a)(1) UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. THE RULE 24F-2 NOTICE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON OR ABOUT FEBRUARY 28, 1997.

                                CROSS REFERENCE SHEET
                               PURSUANT TO RULE 495(a)
                               -----------------------


        N-4 ITEM NO.                                    PROSPECTUS HEADING
--------------------------------                  ------------------------------


 1. Cover Page                                   Cover Page

 2. Definitions                                  Glossary of Special Terms

 3. Synopsis or Highlights                       Summary

 4. Condensed Financial Information              Statement of Additional Information

 5. General Description of Registrant,           The Certificate; The Separate Account;
    Depositor, and Portfolio Companies           The Company; The Portfolios; General Matters

 6. Deductions                                   Charges Under the Certificate

 7. General Description of                       Operation of the Certificate; Death Benefit;
    Annuity Contracts                            The Certificate; The Separate Account;
                                                 General Matters

 8. Annuity Period                               Annuity Benefits

 9. Death Benefit                                Death Benefit

10. Purchases and Contract Value                 Operation of the Certificate

11. Redemptions                                  Operation of the Certificate

12. Taxes                                        Federal Tax Considerations

13. Legal Proceedings                            General Matters - Legal Proceedings

14. Table of Contents of the Statement           Table of Contents to Statement
    of Additional Information                    of Additional Information

15. Cover Page                                   Part B; Statement of Additional Information


        N-4 ITEM NO.                                   PROSPECTUS HEADING
--------------------------------                  ------------------------------


16. Table of Contents                            Tables of Contents

17. General Information and                      Introduction
    History

18. Services                                     None

19. Purchase of Securities being                 Distribution of Certificates
    Offered

20. Underwriters                                 Distribution of Certificates

21. Calculation of Performance Data              Calculation of Yield and Return

22. Annuity Payments                             Annuity/Payout Period

23. Financial Statements                         Financial Statements

24. Financial Statements and Exhibits            Financial Statements and Exhibits

25. Directors and Officers of the                Directors and Officers of the
    Depositor                                    Depositor

26. Persons Controlled by or Under               Persons Controlled by or Under
    Common Control with the Depositor            Common Control with the Depositor
    or Registrant                                or Registrant

27. Number of Contract Owners                    Number of Contract Owners

28. Indemnification                              Indemnification

29. Principal Underwriters                       Principal Underwriters

30. Location of Accounts and Records             Location of Accounts and Records

31. Management Services                          Management Services

32. Undertakings                                 Undertakings


                      ICMG SECULAR TRUST SEPARATE ACCOUNT
   [LOGO]               HARTFORD LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This Prospectus describes Omniflex-TM-, a group flexible premium deferred variable annuity contract with individually allocated certificates ("Certificates") issued by Hartford Life Insurance Company ("Hartford"). The Certificates are offered to employee-participants of nonqualified deferred compensation and supplemental executive retirement plans. Premium Payments for each Certificate will be allocated to Divisions of Hartford Life Insurance Company -- ICMG Secular Trust Separate Account (the "Separate Account").


There are currently twenty-one (21) Divisions available under the Certificate. The underlying investment portfolios ("Portfolios") for the Divisions are the HVA Money Market Fund, Inc., Hartford Bond Fund, Inc. and Hartford Capital Appreciation Fund, Inc., sponsored by Hartford; Neuberger & Berman Advisers Management Trust ("AMT") Partners Portfolio, Balanced Portfolio and Limited Maturity Bond Portfolio; the VIP Equity-Income Portfolio and the VIP High Income Portfolio of Fidelity Variable Insurance Products Fund; the VIP II Asset Manager Portfolio of Fidelity Variable Insurance Products Fund II; the Alger American Small Capitalization Portfolio and Alger American Growth Portfolio of The Alger American Fund; the JPM Bond Portfolio, the JPM Equity Portfolio, the JPM Small Company Portfolio, the JPM International Equity Portfolio of the JPM Series Trust II; and the Fixed Income Portfolio, the High Yield Portfolio, the Equity Growth Portfolio, the Value Portfolio, the Global Equity Portfolio and the Emerging Markets Equity Portfolio of the Morgan Stanley Universal Funds, Inc.


This Prospectus sets forth the information concerning the Separate Account that prospective investors should know before investing and should be kept for future reference. Additional information about the Separate Account has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information send a written request to International Corporate Marketing Group ("ICMG"), Attn: Group Annuity Operations, 100 Campus Drive, Suite 250, Florham Park, NJ 07932. The Table of Contents for the Statement of Additional Information may be found on page 23 of this Prospectus. The Statement of Additional Information is incorporated by reference into this Prospectus.

--------------------------------------------------------------------------------

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES FOR THE PORTFOLIOS.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
     CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS DATED: SEPTEMBER 2, 1997

2                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
 GLOSSARY OF SPECIAL TERMS.............................................    3
 FEE TABLE.............................................................    4
 SUMMARY...............................................................    6
 PERFORMANCE RELATED INFORMATION.......................................    7
 INTRODUCTION..........................................................    7
 THE CERTIFICATE.......................................................    7
 THE SEPARATE ACCOUNT..................................................    8
 THE COMPANY...........................................................    8
 THE PORTFOLIOS........................................................    9
   Investment Advisers.................................................   10
   Other Information about the Portfolios..............................   11
 OPERATION OF THE CERTIFICATE..........................................   12
   Premium Payments....................................................   12
   Refund Rights.......................................................   12
   Value of Accumulation Units.........................................   12
   Investment Value....................................................   13
   Reallocations Among Divisions.......................................   13
   Surrender of a Certificate/Partial Withdrawals......................   13
 DEATH BENEFIT.........................................................   14

 CHARGES UNDER THE CERTIFICATE.........................................   14

   Sales Expenses......................................................   14
   Mortality and Expense Risk Charge...................................   15
   Administrative Expense Charge.......................................   15
   Premium Tax Charge..................................................   15
   Federal Tax Charge..................................................   15
 ANNUITY BENEFITS......................................................   15
   Annuity Options.....................................................   16
   The Annuity Unit and Valuation......................................   16
   Determination of Payment Amount.....................................   16
 FEDERAL TAX CONSIDERATIONS............................................   17
    A. General.........................................................   17
    B. Taxation of Hartford Life and the Separate Account..............   17
    C. Taxation of Annuities -- General Provisions Affecting
       Purchasers......................................................   17
   D. Federal Income Tax Withholding...................................   20
    E. Annuity Purchases by Nonresident Aliens and Foreign
    Corporations.......................................................   20
 GENERAL MATTERS.......................................................   21
   Assignment..........................................................   21
   Modification........................................................   21
   Misstatement of Age.................................................   21
   Delay of Payments...................................................   21
   Voting Rights.......................................................   21
   Experience Credit...................................................   21
   Distribution of the Certificates....................................   21
   Custodian of Separate Account Assets................................   22
   Legal Proceedings...................................................   22
   Legal Counsel.......................................................   22
   Experts.............................................................   22
   Additional Information..............................................   22
 TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION..............   23

HARTFORD LIFE INSURANCE COMPANY                                                3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT: An accounting unit of measure used to calculate the Investment Value during the Accumulation Period.

ALLOCATION DATES: The dates we receive and accept Premium Payments. Premium Payments are applied to the Separate Account Divisions on these Allocation Dates.

ANNUITANT(S): The person(s) upon whose life the Certificate is issued.

ANNUITY COMMENCEMENT DATE: The date payment of an annuity is to begin under each Certificate.

ANNUITY UNIT: An accounting unit of measure used to calculate the amount of annuity payments under a variable annuity option.

BENEFICIARY: The person(s) entitled to receive benefits under the Certificate on death of the Annuitant or Certificate Owner.

CERTIFICATE ANNIVERSARY: The anniversary of the Certificate Date.

CERTIFICATE DATE: The date shown in the Certificate specifications.

CERTIFICATE OWNER: The entity or person who is the owner of the Certificate, as named in the Certificate specifications, sometimes herein referred to as "You."

CERTIFICATE YEAR: A period of 12 months following the Certificate Date and each anniversary thereof.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: Securities and Exchange Commission.

CONTINGENT ANNUITANT: The person (as designated by the Certificate Owner) who becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date.

CUSTOMER SERVICE CENTER: Currently located at ICMG, Group Annuity Operations, 100 Campus Drive, Suite 250, Florham Park, NJ 07932.

DEATH BENEFIT: The amount payable upon the death of an Annuitant or Certificate Owner before annuity payments have started.

DIVISIONS: The sub-accounts of the Separate Account.

HARTFORD: Hartford Life Insurance Company.

INVESTMENT VALUE: The sum of the values of each Division's Accumulation Units held under the Certificate.

PORTFOLIOS: The underlying securities allocable under the Certificate.

PREMIUM PAYMENT: A payment made to Hartford pursuant to the terms of the Certificate.

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments or Investment Value.

SEPARATE ACCOUNT: The Hartford separate account entitled "Hartford Life Insurance Company -- ICMG Secular Trust Separate Account."

SURRENDER VALUE: Upon surrender of the Certificate, an amount equal to the Investment Value less any Premium Taxes not previously deducted and any due and unpaid charges.

VALUATION DAY: Each day the New York Stock Exchange is open for trading, which is Monday through Friday, except for normal business holidays. The value of the Separate Account is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VARIABLE ANNUITY: An annuity providing for payments varying in amount in accordance with the investment experience of the Divisions of the Separate Account.

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   FEE TABLE
                      ICMG SECULAR TRUST SEPARATE ACCOUNT

                       Certificate Owner Transaction Expenses

 As a Percentage of Premium Payments
   Maximum Sales Load Imposed on Purchases.........................  4.6%(1)
   Federal Tax Charge..............................................  0.43%
   Deferred Sales Load.............................................  None
 Other Charges
   Reallocation Fee................................................  $0
   Administrative Expense Charge...................................  $2.50/month

------------------------------

(1) The sales load will vary depending on plan characteristics.

 Annual Expenses-Separate Account (As Percentage of Average
   Investment Value)
   Mortality and Expense Risk......................................  0.65%

                         Annual Fund Operating Expenses
                        (as a percentage of net assets)

                                                                        TOTAL FUND
                                                  MANAGEMENT   OTHER    OPERATING
                                                     FEES     EXPENSES   EXPENSES
                                                  ----------  --------  ----------
 HVA Money Market Fund...........................   0.423%     0.021%     0.444%
 Hartford Bond Fund..............................   0.490%     0.030%     0.520%
 Hartford Capital Appreciation Fund..............   0.629%     0.017%     0.646%
 Neuberger & Berman AMT Partners Portfolio (1)...   0.840%     0.110%     0.950%
 Neuberger & Berman AMT Balanced Portfolio (1)...   0.850%     0.240%     1.090%
 Neuberger & Berman AMT Limited Maturity Bond
    Portfolio (1)................................   0.650%     0.130%     0.780%
 Fidelity VIP Equity-Income Portfolio (2)........   0.510%      0.07%     0.580%
 Fidelity VIP High Income Portfolio..............   0.590%     0.120%     0.710%
 Fidelity VIP II Asset Manager Portfolio (2).....   0.640%     0.100%     0.740%
 Alger American Small Capitalization Portfolio...   0.850%     0.030%     0.880%
 Alger American Growth Portfolio.................   0.750%     0.040%     0.790%
 JPM Bond Portfolio (3)..........................   0.300%     0.450%     0.750%
 JPM Equity Portfolio (3)........................   0.400%     0.500%     0.900%
 JPM Small Company Portfolio (3).................   0.600%     0.550%     1.150%
 JPM International Equity Portfolio (3)..........   0.600%     0.600%     1.200%
 Morgan Stanley Fixed Income Portfolio (4).......   0.400%     0.300%     0.700%
 Morgan Stanley High Yield Portfolio (4).........   0.500%     0.300%     0.800%
 Morgan Stanley Equity Growth Portfolio (4)......   0.550%     0.300%     0.850%
 Morgan Stanley Value Portfolio (4)..............   0.550%     0.300%     0.850%
 Morgan Stanley Global Equity Portfolio (4)......   0.800%     0.350%     1.150%
 Morgan Stanley Emerging Markets Equity Portfolio
    (4)..........................................   1.250%     0.500%     1.750%

------------------------------


(1) Neuberger & Berman Advisers Management Trust is divided into Portfolios, each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust. The figures reported under "Management Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding series of Advisers Managers Trust. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding series of Advisers Managers Trust.
(2) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been .56% for Equity-Income Portfolio and .73% for Asset Manager Portfolio.
(3) Pursuant to a voluntary agreement, fees and expenses were reimbursed to the extent certain expenses exceeded .75%, .90%, 1.15% and 1.20% of the average daily net assets of JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio, respectively. Without such reimbursement, total expenses would have been 2.18%, 2.13%, 2.69% and 3.18% for JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio, respectively.
(4) Computed for the period January 1, 1997, to March 31, 1997, annualized.

HARTFORD LIFE INSURANCE COMPANY                                                5
--------------------------------------------------------------------------------

EXAMPLE

                               If you surrender your
                               Certificate or annuitize at the
                               end of the applicable time
                               period: You would pay the
                               following expenses on a $1,000
                               Investment, assuming a 5%
                               annual return on assets:

 DIVISION                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
                               ------ ------- ------- --------
 HVA Money Market Fund........  $ 62   $  86   $ 112    $ 185
 Hartford Bond Fund...........    62      89     116      193
 Hartford Capital Appreciation
   Fund.......................    64      93     123      208
 Neuberger & Berman AMT
   Partners Portfolio.........    67     102     140      244
 Neuberger & Berman AMT
   Balanced Portfolio.........    68     107     147      260
 Neuberger & Berman AMT
   Limited Maturity Bond
   Portfolio..................    65      97     130      224
 Fidelity VIP Equity-Income
   Portfolio..................    63      96     120      200
 Fidelity VIP High Income
   Portfolio..................    64      95     127      216
 Fidelity VIP II Asset
   Manager....................    65      96     128      219
 Alger American Small
   Capitalization Portfolio...    65      97     131      225
 Alger American Growth
   Portfolio..................    66     100     136      235
 JPM Bond Portfolio...........    65      96     129      220
 JPM Equity Portfolio.........    66     101     137      238
 JPM Small Company
   Portfolio..................    69     108     150      267
 JPM International Equity
   Portfolio..................    69     110     153      273
 Morgan Stanley Fixed Income
   Portfolio..................    64      94     126      214
 Morgan Stanley High Yield
   Portfolio..................    65      97     131      226
 Morgan Stanley Equity Growth
   Portfolio..................    66      99     134      232
 Morgan Stanley Value
   Portfolio..................    66      99     134      232
 Morgan Stanley Global Equity
   Portfolio..................    69     108     150      267
 Morgan Stanley Emerging
   Markets Equity Portfolio...    75     127     183      337


    The purpose of this table is to assist the Certificate Owner in understanding various costs and expenses that a Certificate Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying Portfolios. Premium taxes may also be applicable.

    This EXAMPLE should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Assumes maximum charges.

6                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

-------------------------------------------
                                    SUMMARY

WHAT IS THE CERTIFICATE AND HOW MAY I PURCHASE ONE?

    The Certificate is offered under an individually allocated, group flexible premium variable annuity contract (see "Taxation of Annuities -- General Provisions Affecting Purchasers," page 17). Generally, the Certificate is purchased by completing an enrollment form to purchase a Certificate and submitting it, along with the initial Premium Payment, to Hartford for its approval. The minimum initial Premium Payment is $1,000 per Certificate with a minimum allocation to any Portfolio of $500 per Certificate. Certain plans may make smaller initial and subsequent periodic Premium Payments. Subsequent Premium Payments, if made, must be a minimum of $1,000 or the minimum amount then in effect.

WHO MAY PURCHASE THE CERTIFICATE?

    The Certificates are offered to employee-participants of nonqualified deferred compensation and supplemental executive retirement plans.

WHAT TYPES OF INVESTMENTS ARE AVAILABLE UNDER THE CERTIFICATE?

    The underlying investments for the Certificate are shares of the HVA Money Market Fund, Inc., Hartford Bond Fund, Inc. and Hartford Capital Appreciation Fund, Inc. sponsored by Hartford; the Partners Portfolio, Balanced Portfolio and Limited Maturity Bond Portfolio of Neuberger & Berman Advisers Management Trust; the VIP Equity-Income Portfolio and VIP High Income Portfolio of Fidelity Variable Insurance Products Fund; the VIP II Asset Manager Portfolio of Fidelity Variable Insurance Products Fund II; the Alger American Small Capitalization Portfolio and Alger American Growth Portfolio of The Alger American Fund; the JPM Bond Portfolio, JPM Equity Portfolio, JPM Small Company Portfolio and JPM International Equity Portfolio of the JPM Series Trust II; the Fixed Income Portfolio, High Yield Portfolio, Equity Growth Portfolio, Value Portfolio, Global Equity Portfolio and Emerging Markets Equity Portfolio of the Morgan Stanley Universal Funds, Inc.; and such other Portfolios as shall be offered from time to time. (See "The Portfolios" commencing on page 9.)

WHAT ARE THE CHARGES UNDER THE CERTIFICATES?

 SALES EXPENSES

    A sales load of not more than 4.6% of Premium Payments will be deducted for sales expenses. The sales load may vary depending on the characteristics of the group, including such factors as group size, expected number of participants and the anticipated Premium Payment from participants.

 MORTALITY AND EXPENSE RISK CHARGE

    For assuming the mortality and expense risks under the Certificate, Hartford will impose a 0.65% per annum charge against all Investment Value held in the Divisions (see "Mortality and Expense Risk Charge," page 15).

 ADMINISTRATIVE EXPENSE CHARGE

    The Certificate provides for an administrative expense charge of $2.50 per month to be deducted from the Investment Value to cover Hartford's administrative expenses.

 PREMIUM TAX AND FEDERAL TAX CHARGES

    A deduction will be made for Premium Taxes for Certificates sold in certain states. (See "Premium Tax Charge," page 15.) In addition, a deduction will be made for the federal tax cost resulting from Section 848 of the Code. (See "Federal Tax Charge," page 15.)

 CHARGES BY THE PORTFOLIOS

    The Portfolios are subject to certain fees, charges and expenses. (See the Prospectuses for the Portfolio attached hereto.)

CAN I GET MY MONEY IF I NEED IT?

    Subject to any applicable charges, the Certificate may be surrendered or portions of its Investment Value may be withdrawn at any time prior to the Annuity Commencement Date. The number of partial withdrawals in any Certificate Year is limited to 12. If less than Hartford's minimum amount rules then in effect remains in a Certificate as a result of a withdrawal, Hartford may terminate the Certificate in its entirety. (See "Surrender of a Certificate/Partial Withdrawals," page 13; see also "Federal Tax Considerations," page 17, for a discussion of federal tax consequences, including a 10% penalty tax that may apply upon surrender or withdrawal.)

DOES THE CERTIFICATE PAY ANY DEATH BENEFITS?

    A Death Benefit is provided on the death of the Annuitant or Certificate Owner before the Annuity Commencement Date and prior to attained age 85. (See "Death Benefit," page 14.)

WHAT ARE THE AVAILABLE ANNUITY OPTIONS UNDER THE CERTIFICATE?

    There are four annuity options available under the Certificate which are described on page 16. The Annuity Commencement Date may not be deferred beyond the Annuitant's 90th birthday in most states. (In Pennsylvania, the Annuity Commencement Date may not be deferred beyond the Annuitant's 85th birthday.) If a Certificate Owner does not elect otherwise, the Investment Value less applicable premium taxes will be applied on the Annuity Commencement Date under the third option to provide a joint and last survivor life annuity.

HARTFORD LIFE INSURANCE COMPANY                                                7
--------------------------------------------------------------------------------

DOES THE CERTIFICATE OWNER HAVE ANY VOTING RIGHTS UNDER THE CERTIFICATE?

    Certificate Owners will have the right to vote on matters affecting an underlying Portfolio to the extent that proxies are solicited by such Portfolio. If a Certificate Owner does not vote, Hartford shall vote such interests in the same proportion as shares of the Portfolio for which instructions have been received by Hartford. (See "Voting Rights," page 21.)

---------------------------------------------------
                              PERFORMANCE RELATED
                                  INFORMATION

    The Separate Account may advertise certain performance related information concerning its Divisions. Performance information about a Division is based on the Division's past performance only and is no indication of future performance.

    Each Division may include total return in advertisements or other sales material. When a Division advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Division has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Division at the beginning of the relevant period to the value of the investment at the end of the period.

    The Divisions for the Hartford Bond Fund, Inc. and Limited Maturity Bond Portfolio may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure reflects the Certificate charges described below.

    The Division for the HVA Money Market Fund, Inc. may advertise yield and effective yield. The yield of a Division is based upon the income earned by the Division over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly, but when annualized, the income earned by the investment is assumed to be reinvested in Division units and thus compounded in the course of a 52-week period. Yield reflects the Certificate charges described below.

    Total return for a Division of the Separate Account includes all Certificate charges: sales charges, mortality and expense risk charges, and the administrative expense charge, and is therefore lower than total return at the Portfolio level, with no comparable charges. Yield for a Division of the Separate Account includes all recurring charges (except sales charges), and is therefore lower than yield at the Portfolio level, with no comparable charges.

    Hartford may provide information on various topics to current and prospective Certificate Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), plan and trust arrangements, the advantages and disadvantages of investing in tax-advantaged and taxable instruments, current and prospective Certificate Owner profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and investment alternatives, including comparisons between the Certificates and the characteristics of and market for such alternatives.

---------------------------------------------------
                                  INTRODUCTION

    This Prospectus has been designed to provide you with the necessary information to make a decision on purchasing the Certificate offered by Hartford and funded by the Divisions of the Separate Account. Please read the Glossary of Special Terms on page 3 prior to reading this Prospectus to familiarize yourself with the terms being used.

---------------------------------------------------
                                THE CERTIFICATE

    The Certificate is offered under an individually allocated, group flexible premium variable annuity contract. Payments for the Certificate will be held in the Divisions of the Separate Account. Each Division invests in a different underlying Portfolio with its own distinct investment objectives. You choose the Division(s) with the investment objectives that meet your needs. You may select one or more Divisions and determine the percentage of your Premium Payment that is put into a Division. Subject to certain limits, you may also reallocate assets among the Divisions so that your investment program meets your specific needs over time. There are minimum requirements for investing in each Division which are described later in this Prospectus. In addition, there are certain other limitations on withdrawals and reallocations of amounts in the Divisions as described in this Prospectus. See "Charges Under the Certificate" for a description of the charges for redeeming a Certificate and other charges made under the Certificate.

    The Certificate Owner may select an Annuity Commencement Date and an annuity option which may be on a fixed or variable basis, or a combination thereof. Generally, the Certificate contains the four optional forms of annuity described later in this Prospectus. The Annuity

8                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

Commencement Date may not be deferred beyond the Annuitant's 90th birthday in most states. (In Pennsylvania, the Annuity Commencement Date may not be deferred beyond the Annuitant's 85th birthday.)

    The Annuity Commencement Date may be changed from time to time, but any such change must be made at least 30 days prior to the date on which payments are scheduled to begin. If you do not elect otherwise, payments will begin at the Annuitant's age 90 under Option 3 (joint and last survivor life annuity).

    When an annuity is effected under a Certificate, unless otherwise specified, Investment Value held in the Divisions will be applied to provide a variable annuity based on the pro rata amount in the various Divisions. Variable annuity payments will vary in accordance with the investment performance of the Division you have selected. The Certificate allows the Certificate Owner to change the Divisions on which variable payments are based after payments have commenced once every quarter. Any fixed annuity allocation may not be changed.

---------------------------------------------------
                              THE SEPARATE ACCOUNT

    The Separate Account was established on October 28, 1994, in accordance with authorization by the Board of Directors of Hartford. It is the Separate Account in which Hartford sets aside and invests the assets attributable to the Certificates. Although the Separate Account is an integral part of Hartford, it is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not, however, involve supervision by the Commission of the management or the investment practices or policies of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities laws.

    Under Connecticut law, the assets of the Separate Account attributable to the Certificates offered under this Prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Certificates. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account, are, in accordance with the Certificates, credited to or charged against the Separate Account. Also, the assets in the Separate Account are not chargeable with liabilities arising out of any other business Hartford may conduct. Investment Value allocated to the Divisions will not be affected by the rate of return of Hartford's general account, nor by the investment performance of any of Hartford's other separate accounts. However, the obligations arising under the Certificates are general obligations of Hartford.

    Currently, the Certificate Owner has the choice of allocating Investment Value among up to five of the twenty-one Divisions. (Hartford reserves the right to increase the number of allocable investment options to more than five.) Each Division is invested exclusively in the shares of one underlying Portfolio. Net Premium Payments and proceeds of reallocations between Portfolios are applied to purchase shares in the appropriate Portfolio at net asset value determined as of the end of the Valuation Period during which the payments were received or the reallocation made. All distributions from the Portfolios are reinvested at net asset value. The value of your investment will therefore vary in accordance with the net income and the market value of the underlying Portfolio. During the variable annuity payout period, both your annuity payments and reserve values will vary in accordance with these factors.

    HARTFORD DOES NOT GUARANTEE THE INVESTMENT RESULTS OF THE PORTFOLIOS OR ANY OF THE UNDERLYING INVESTMENTS. THERE IS NO ASSURANCE THAT INVESTMENT VALUE DURING THE YEARS PRIOR TO RETIREMENT OR THE AGGREGATE AMOUNT OF THE VARIABLE ANNUITY PAYMENTS WILL EQUAL THE TOTAL OF PREMIUM PAYMENTS MADE UNDER THE CERTIFICATE. SINCE EACH UNDERLYING PORTFOLIO HAS DIFFERENT INVESTMENT OBJECTIVES AND POLICIES, EACH IS SUBJECT TO DIFFERENT RISKS. THESE RISKS ARE MORE FULLY DESCRIBED IN THE ACCOMPANYING PORTFOLIO PROSPECTUSES.

    Hartford reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Portfolio held by the Separate Account. Substitution may occur only if shares of the Portfolio(s) become unavailable or if there are changes in applicable law or interpretations of law. Current law requires notification to you of any such substitution and approval of the Commission.

---------------------------------------------------
                                  THE COMPANY

    Hartford Life Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing health and life insurance, both individual and group, in all states of the United States and the District of



Columbia. Hartford was originally incorporated under the laws of Massachusetts on June 5, 1902, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is majority owned by The Hartford Financial Services Group, Inc., a Delaware corporation.

    Hartford is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford is rated AA by Standard &

HARTFORD LIFE INSURANCE COMPANY                                                9
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Poor's and AA+ by Duff and Phelps, on the basis of its claims paying ability.
These ratings do not apply to the investment performance of the Sub-Accounts of the Separate Account. The ratings apply to Hartford's ability to meet its insurance obligations, including those described in this Prospectus.

---------------------------------------------------
                                 THE PORTFOLIOS

    The underlying investment for the Certificates are shares of the Portfolios. The underlying Portfolio corresponding to each Division and its investment objective are described below. Hartford reserves the right, subject to compliance with the law, to offer additional Portfolios with differing investment objectives. Certificate Owners should review the following brief descriptions of the investment objectives of the Portfolios. There is no assurance that any of the Portfolios will achieve their stated objectives. Certificate Owners are also advised to read the prospectuses for the Portfolios accompanying this Prospectus for more detailed information.

 HVA MONEY MARKET FUND, INC.

    Seeks maximum current income consistent with liquidity and preservation of capital.

 HARTFORD BOND FUND, INC.

    Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Hartford Funds entitled "Hartford Bond Fund, Inc. -- Investment Policies."

 HARTFORD CAPITAL APPRECIATION FUND, INC.

    Seeks growth of capital by investing in securities selected solely on potential for capital appreciation; income, if any, is an incidental consideration.

 NEUBERGER & BERMAN AMT PARTNERS PORTFOLIO

    Seeks to achieve capital growth by investing primarily in common stocks of medium to large capitalization established companies, using the value-oriented investment approach.

 NEUBERGER & BERMAN AMT BALANCED PORTFOLIO

    Seeks to achieve long-term capital growth and reasonable current income without undue risk to principal by investing a portion of its assets in common stocks and a portion of its assets in investment grade debt securities.

 NEUBERGER & BERMAN AMT LIMITED MATURITY BOND PORTFOLIO

    Seeks primarily to achieve the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. The Portfolio pursues its investment objectives by investing in a diversified portfolio primarily consisting of U.S. government and agency securities and investment grade debt securities.

 FIDELITY VIP EQUITY-INCOME PORTFOLIO

    Seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

 FIDELITY VIP HIGH INCOME PORTFOLIO

    Seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed income securities (commonly referred to as junk bonds), while also considering growth of capital. High yielding, lower-rated debt securities present higher risks of untimely interest and principal payments, default, and price volatility than higher-rated securities, and may present problems of liquidity and valuation.

 FIDELITY VIP II ASSET MANAGER PORTFOLIO

    Seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

 ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

    Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization within the range of companies included in the Russell 2000 Growth Index or the Standard & Poor's Small Cap 600 Index, updated quarterly.

 ALGER AMERICAN GROWTH PORTFOLIO

    Seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

 JPM BOND PORTFOLIO

    Seeks high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective. Under normal market conditions, 65% of the Portfolio's, assets will be invested in bonds, debentures

10                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

and other debt instruments. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest without limitation in U.S. dollar-denominated securities of foreign issuers.

 JPM EQUITY PORTFOLIO

    Seeks high total return from a portfolio comprised of selected equity securities. The Portfolio invests primarily in the common stock of U.S. corporations with market capitalizations above $1.5 billion.

 JPM SMALL COMPANY PORTFOLIO

    Seeks high total return from a portfolio of equity securities of small companies. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations less than $1 billion.

 JPM INTERNATIONAL EQUITY PORTFOLIO

    Seeks high total return from a portfolio of equity securities of foreign corporations. Under normal market conditions, the Portfolio will invest in a minimum of three different foreign countries.

 MORGAN STANLEY FIXED INCOME PORTFOLIO

    Seeks above average total return over a market cycle of three to five years by investing in a diversified portfolio of U.S. government and agency securities, corporate bonds, foreign bonds, mortgage-backed securities of domestic issuers, and other fixed income securities and derivatives. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in fixed income securities, not more than 20% of which will be below investment grade, i.e., high yield securities (commonly referred to as junk bonds).

 MORGAN STANLEY HIGH YIELD PORTFOLIO

    Seeks above average total return over a market cycle of three to five years by investing at least 65% of its total assets in high yield securities of U.S. and foreign issuers including corporate bonds and other fixed income securities. The Portfolio expects to achieve its objective through maximizing current income, although it may seek capital growth opportunities when consistent with its objective.

 MORGAN STANLEY EQUITY GROWTH PORTFOLIO

    Seeks long-term capital appreciation by investing primarily in growth-oriented common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, depositary receipts and other equity securities. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in equity securities.

 MORGAN STANLEY VALUE PORTFOLIO

    Seeks above average total return over a market cycle of three to five years by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations greater than $300 million. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in equity securities. The Portfolio may invest up to 5% of its total assets in foreign equity securities.

 MORGAN STANLEY GLOBAL EQUITY PORTFOLIO

    Seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks, depositary receipts and other equity securities of issuers throughout the world, including issuers in the United States and emerging market countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in equity securities. At least 20% of the Portfolio's total assets will be invested in common stocks of U.S. issuers and the remaining equity position will be invested in at least three countries other than the United States.

 MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

    Seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored and unsponsored ADRs and other equity securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in emerging market country equity securities.

---------------------------------------------------
                              INVESTMENT ADVISERS

    The investment adviser for the HVA Money Market Fund, Inc., Hartford Bond Fund, Inc. and Hartford Capital Appreciation Fund, Inc. is HL Investment Advisors, Inc. ("HL Advisors"). In addition, HL Advisors has entered an investment services agreement with Hartford Investment Management Company, Inc. ("HIMCO"), pursuant to which HIMCO will provide certain investment services to Hartford Bond Fund, Inc. and HVA Money Market Fund, Inc.

    Wellington Management Company, L.L.P. serves as sub-investment adviser for Hartford Capital Appreciation Fund, Inc.

    The investment adviser for Neuberger & Berman Advisers Management Trust is Neuberger & Berman Management Incorporated, 605 Third Avenue, 2nd Floor, New York, New York. Neuberger & Berman Management Incorporated, with the assistance of Neuberger & Berman, L.L.C. as sub-adviser, selects investments for Neuberger & Berman AMT Partners Portfolio, Neuberger & Berman AMT Balanced Portfolio and Neuberger & Berman AMT Limited Maturity Bond Portfolio.

    The investment manager for the VIP Equity-Income Portfolio and VIP High Income Portfolio of Fidelity Variable

HARTFORD LIFE INSURANCE COMPANY                                               11
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Insurance Products Fund and the VIP II Asset Manager Portfolio of Fidelity
Variable Insurance Products Fund II is Fidelity Management & Research Company ("FMR"). FMR, a registered investment adviser under the Investment Advisers Act of 1940, is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.

    Fred Alger Management, Inc. ("Alger Management"), 75 Maiden Lane, New York, New York 10038, serves as investment manager to the Alger American Small Capitalization Portfolio and the Alger American Growth Portfolio. Alger Management is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company.

    The investment adviser for JPM Series Trust II is J.P. Morgan Investment Management Inc. ("J.P. Morgan") which maintains its principal office at 522 Fifth Avenue, New York, New York. It is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company which, through its subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients.

    The investment adviser for the Equity Growth Portfolio, Global Equity Portfolio and Emerging Markets Equity Portfolio of the Morgan Stanley Universal Funds, Inc. is Morgan Stanley Asset Management Inc. ("MSAM"). MSAM, with principal offices at 1221 Avenue of the Americas, New York, New York, conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad, and serves as investment adviser to numerous open-end and closed-end investment companies. MSAM is a wholly-owned subsidiary of Morgan Stanley Group Inc., which is a publicly owned financial services corporation.

    The investment adviser for the Fixed Income Portfolio, High Yield Portfolio and Value Portfolio of the Morgan Stanley Universal Funds, Inc. is Miller Anderson & Sherrerd, LLP ("MAS"). Founded in 1969, MAS has its principal offices at One Tower Bridge, West Conshohocken, Pennsylvania, and is indirectly wholly-owned by Morgan Stanley Group Inc. MAS provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors and has served as investment adviser to several open-end investment companies since 1984.

    See the accompanying prospectuses for the Portfolios for a more complete description of the investment advisers and any sub-adviser and their respective fees.

---------------------------------------------------
                     OTHER INFORMATION ABOUT THE PORTFOLIOS

    All of the Portfolios are registered as diversified open-end management companies under the Investment Company Act of 1940. Each Portfolio continually issues an unlimited number of full and fractional shares of beneficial interest in the Portfolio. Such shares are offered to separate accounts, including the Separate Account, established by Hartford or one of its affiliated companies specifically to fund the Certificates and other contracts issued by Hartford or its affiliates as permitted by the Investment Company Act of 1940.

    The Portfolios are available only to serve as the underlying investment for variable annuity and variable life policies and certificates. A full description of the Portfolios, their investment objectives, policies and restrictions, risks, charges and expenses and other aspects of their operation is contained in the accompanying Portfolio Prospectuses which should be read in conjunction with this Prospectus before investing, and in the Portfolio Statements of Additional Information which may be ordered without charge from the Portfolios.

    It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Portfolios simultaneously. (Although Hartford and the Portfolios do not currently foresee any such disadvantages either to variable annuity contract owners or to variable life insurance policyowners, the Portfolio's Board of Trustees will monitor events in order to identify any material conflicts between such variable annuity contract and variable life insurance policyowners and will determine what action, if any, should be taken if a material conflict arises). If the Board of Trustees of the Portfolio were to conclude that separate Portfolios should be established for variable life and variable annuity separate accounts, the variable annuity policy and certificate owners would not bear any expenses attendant upon establishment of such separate funds.

    All investment income of and other distributions to each Division of the Separate Account arising from the applicable Portfolio are reinvested in shares of that Portfolio at net asset value. The income and both realized gains or losses on the assets of each Division of the Separate Account are therefore separate and are credited to or charged against the Division without regard to income, gains or losses from any other Division or from any other business of Hartford. Hartford will purchase shares in the Portfolios in connection with premiums allocated to the applicable Division in accordance with Certificate Owners directions and will redeem shares in the Portfolios to meet Certificate obligations or make adjustments in reserves, if

12                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

any. The Portfolios are required to redeem Portfolio shares at net asset value and to make payment within seven days.

    Hartford reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Separate Account and its Divisions which fund the Certificates. If shares of any of the Portfolios should no longer be available for investment, or if, in the judgment of Hartford's management, further investment in shares of any Portfolio should become inappropriate in view of the purposes of the Certificates, Hartford may substitute shares of another Portfolio for shares already purchased, or to be purchased in the future, under the Certificates. No substitution of securities will take place without notice to and consent of Certificate Owners and without prior approval of the Securities and Exchange Commission to the extent required by the Investment Company Act of 1940. Subject to Certificate Owner approval, Hartford also reserves the right to end the registration under the Investment Company Act of 1940 of the Separate Account or any other separate accounts of which it is the depositor which may fund the Certificates.

    Each Portfolio is subject to investment restrictions which may not be changed without the approval of a majority of the shareholders of the Portfolio. See the accompanying prospectuses for the Portfolios.

---------------------------------------------------
                          OPERATION OF THE CERTIFICATE

--------------------------------PREMIUM PAYMENTS

    The balance of each initial Premium Payment remaining after the deduction of the sales load, any applicable Premium Tax and the federal tax charge, is credited to your Certificate within two business days of receipt of a properly completed enrollment form or an order to purchase a Certificate and the initial Premium Payment by Hartford at its Customer Service Center. It will be credited to the Division(s) in accordance with your allocation instructions. If the enrollment form is incomplete when received, the initial Purchase Payment will be returned within five business days, unless you consent to Hartford's retention of the Purchase Payment until the enrollment form is made complete.

    Subsequent Premium Payments are priced on the Valuation Day received by Hartford in its Customer Service Center or other designated administrative office.

    The number of Accumulation Units in each Division to be credited to a Certificate will be determined by dividing the portion of the Premium Payment being credited to each Division by the value of an Accumulation Unit in that Division on that date.

    The minimum initial Premium Payment is $1,000 per Certificate. Subsequent Premium Payments, if made, must be a minimum of $1,000 or the minimum amount then in effect. Certain plans may make smaller initial and subsequent periodic payments. Each Premium Payment may be split among the various Divisions subject to minimum amounts then in effect.

---------------------------------------------------
                                 REFUND RIGHTS

    If you are not satisfied with your purchase you may surrender the Certificate by returning it within ten days after you receive it (or within such period as required in your state). A written request for cancellation must accompany the Certificate. In such event, Hartford will pay you an amount equal to the Investment Value on the date of receipt of the request for cancellation, plus any charges taken. You bear the investment risk during the period prior to Hartford's receipt of request for cancellation. In certain states, Hartford must return to the applicant the greater of the Premium Payments made or the sum of
(1) the Investment Value on the date the returned Certificate is received by Hartford or its agent and (2) any deductions under Certificate or by the Portfolios for taxes, charges or fees. In these states, the initial Premium Payments are allocated to the HVA Money Market Fund, Inc. during the refund right period.

---------------------------------------------------
                          VALUE OF ACCUMULATION UNITS

    The Accumulation Unit value for each Division will vary to reflect the investment experience of the applicable Portfolio and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the particular Division on the preceding Valuation Day by an "Experience Factor" for that Division for the Valuation Period then ended. The Experience Factor for each of the Divisions is equal to the net asset value per share of the corresponding Portfolio at the end of the Valuation Period (plus the per share amount of any dividends or capital gains distributed by that Portfolio during the current Valuation Period), divided by the net asset value per share of the corresponding Portfolio at the beginning of the Valuation Period. You should refer to the Portfolio Prospectuses which accompanies this Prospectus for a description of how the assets of each Portfolio are valued since each determination has a direct bearing on the Accumulation Unit value of the Division and therefore the Investment Value. The Accumulation Unit value is affected by the performance of the underlying Portfolio(s), expenses and deduction of the charges described in this Prospectus.

    The shares of the Portfolio are valued at net asset value on each Valuation Day. A description of the valuation methods used in valuing Portfolio shares may be found in the accompanying Prospectuses of the Portfolios.

HARTFORD LIFE INSURANCE COMPANY                                               13
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---------------------------------------------------
                                INVESTMENT VALUE

    The Investment Value under your Certificate at any time prior to the commencement of annuity payments can be determined by multiplying the total number of Accumulation Units credited to your Certificate in each Division by the then current Accumulation Unit values for the applicable Division. You will be advised at least annually of the number of Accumulation Units credited to each Division, the current Accumulation Unit values, and the Investment Value.

---------------------------------------------------
                         REALLOCATIONS AMONG DIVISIONS

    You may reallocate the values of your Division allocations from one or more Divisions to another free of charge. Prior to the Annuity Commencement Date, the number of reallocations permitted in a Certificate Year is twelve. Hartford may permit the Certificate Owner to preauthorize reallocations between the Divisions under certain circumstances. Reallocations by telephone may be made by the Certificate Owner or by the agent of record or the attorney-in-fact pursuant to a power of attorney by calling (800) 861-1408. Telephone reallocations may not be permitted by some states for their residents who purchase variable annuities. The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Hartford may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hartford follows for transactions initiated by telephone include requirements that callers on behalf of a Certificate Owner provide certain identifying information. All transfer instructions by telephone are tape recorded.

    The right to reallocate Investment Value between the Divisions is subject to modification if Hartford determines, in its sole discretion, that the exercise of that right by one or more Certificate Owners is, or would be, to the disadvantage of other Certificate Owners. Any modification could be applied to reallocations to or from some or all of the Divisions and could include, but not be limited to, the requirement of a minimum time period between each reallocation, not accepting reallocation requests of an agent acting under a power of attorney on behalf of more than one Certificate Owner, or limiting the dollar amount that may be reallocated between the Divisions by a Certificate Owner at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the reallocation right which is considered by Hartford to be to the disadvantage of other Certificate Owners.

    The minimum reallocation to any Division is $500. No minimum balance is presently required in any Division following reallocation.

    Reallocations between the Divisions may be made after annuity payments commence, but are limited to once a quarter and may not be made to or from the General Account.

---------------------------------------------------
                          SURRENDER OF A CERTIFICATE/
                              PARTIAL WITHDRAWALS

    At any time prior to the Annuity Commencement Date, you have the right, subject to the limitations set forth below, to surrender the Certificate or to make partial withdrawals. Surrenders and partial withdrawals are not permitted after annuity payments commence EXCEPT that a full surrender is allowed when payments for a designated period (Option 4) are selected as the annuity option.

    FULL SURRENDERS. At any time prior to the Annuity Commencement Date (and after the Annuity Commencement Date with respect to values applied to Option 4), the Certificate Owner has the right to terminate the Certificate. In such event, the Surrender Value of the Certificate may be taken in the form of a lump sum cash settlement. The Surrender Value of the Certificate is equal to the Investment Value less any Premium Taxes not previously deducted and any due and unpaid charges. The Surrender Value may be more or less than the amount of the Premium Payments made to a Certificate.

    PARTIAL WITHDRAWALS. The Certificate Owner may make partial withdrawals of Investment Value prior to the Annuity Commencement Date. The number of partial withdrawals in any Certificate Year is limited to 12. The minimum amount withdrawn must be at least equal to the minimum amount rules then in effect. The maximum partial withdrawal is equal to the Investment Value less $1,000. Additionally, if the remaining Investment Value following a surrender is less than $1,000 or Hartford's minimum amount rules then in effect, Hartford may terminate the Certificate and pay the Surrender Value.

    Certain plans may have different withdrawal privileges. Hartford may permit the Certificate Owner to preauthorize partial withdrawals subject to certain limitations then in effect.

    ANY SUCH FULL SURRENDER OR PARTIAL WITHDRAWAL DESCRIBED ABOVE MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE CERTIFICATE OWNER. THE CERTIFICATE OWNER, THEREFORE, SHOULD CONSULT WITH HIS TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. (SEE "FEDERAL TAX CONSIDERATIONS" COMMENCING ON PAGE 17.)

    Payment on any request for a full or partial withdrawal from the Divisions will be made as soon as possible and in any event no later than seven days after the written request is received by Hartford at its Customer Service Center.

14                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

    In requesting a partial withdrawal you should specify the Division(s) from which the partial withdrawal is to be taken. Otherwise, such withdrawal will be effected on a pro rata basis according to the value in each Division under a Certificate. For federal tax purposes, any partial withdrawal will be deemed to be first from earnings, to the extent that they exist, and then from Premium Payments.

---------------------------------------------------
                                 DEATH BENEFIT

    The Certificates provide that in the event the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant will become the Annuitant. If the Annuitant dies before the Annuity Commencement Date and there is no designated Contingent Annuitant, or the Contingent Annuitant predeceases the Annuitant, or if the Certificate Owner dies before the Annuity Commencement Date, the Beneficiary will receive the Death Benefit. If the Certificate Owner is a non-natural person, however, a Death Benefit will be payable in the event the Annuitant dies prior to the Annuity Commencement Date.

    If the death of the Annuitant or Certificate Owner occurs prior to the Annuitant or Certificate Owner attaining age 85, the Death Benefit will be the greater of:

(a) The Investment Value as determined on the date of receipt of due proof of death acceptable to Hartford and received in its Customer Service Center, or

(b) 100% of all Premium Payments made by the Certificate Owner under the Certificate, reduced by the amount of any partial withdrawals since the Certificate Date.

    If the Annuitant or Certificate Owner had attained age 85 prior to death, the Death Benefit will be equal to the Investment Value.

    PAYMENT OF DEATH BENEFIT -- The Death Benefit may be taken in a lump sum or under any of the settlement options then being offered by Hartford, provided, however, that: (a) in the event of the death of any Certificate Owner prior to the Annuity Commencement Date, the entire interest in the Certificate will be distributed within 5 years after the death of the Certificate Owner and (b) in the event of the death of any Certificate Owner or Annuitant occurring on or after the Annuity Commencement Date, any remaining interest in the Certificate will be paid at least as rapidly as under the method of distribution in effect at the time of death, except that, if the benefit is payable over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary, such distribution must commence within one year of the date of death. Notwithstanding the foregoing, in the event of the Certificate Owner's death where the sole Beneficiary is the spouse of the Certificate Owner and the Annuitant or Contingent Annuitant is living, such spouse may elect, in lieu of receiving the Death Benefit, to be treated as the Certificate Owner. Only one such spousal election is permitted with respect to any Certificate.

    Notwithstanding any provisions to the contrary, if the Certificate is owned by a corporation or other non-individual, a Death Benefit will be paid upon the death of the Annuitant prior to the Annuity Commencement Date. Such benefit will be payable only as one sum or under the same settlement options and in the same manner as if an individual Certificate Owner died on the date of the Annuitant's death.

    When payment is taken in one sum, payment will be made within 7 days after the date Due Proof of Death is received, except that there may be a postponement in the payment of Death Benefits whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;
(b) the Securities and Exchange Commission permits postponement and so orders; or (c) the Securities and Exchange Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

---------------------------------------------------
                         CHARGES UNDER THE CERTIFICATE

    Certain charges and deductions described below may be reduced for Certificates issued in connection with a specific plan in accordance with Hartford's rules in effect as of the date an enrollment form for a Certificate is approved. To qualify for such a reduction, a plan must satisfy certain criteria as to, for example, size of the plan, expected number of participants and anticipated Premium Payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per Certificate vary based on such factors as the size of the plan, the purposes for which Certificates are purchased and certain characteristics for the plan's members. The amount of reduction and the criteria for qualification are related to the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. Hartford may modify from time to time on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Certificate Owners funded by the Separate Account.

---------------------------------------------------
                                 SALES EXPENSES

    A sales load of not more than 4.6% of Premium Payments, depending on the plan to which the Certificate was issued, will be deducted for expenses related to the sales and distribution of the Certificate.

HARTFORD LIFE INSURANCE COMPANY                                               15
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---------------------------------------------------
                       MORTALITY AND EXPENSE RISK CHARGE

    Although variable annuity payments made under the Certificates will vary in accordance with the investment performance of the underlying Portfolio shares held in the Division(s), the payments will not be affected by (a) Hartford's actual mortality experience among Annuitants before or after the Annuity Commencement Date or (b) Hartford's actual expenses, if greater than the deductions provided for in the Certificates because of the expense and mortality undertakings by Hartford.

    For assuming these risks under the Certificates, Hartford will make a daily charge at the rate of 0.65% per annum against all Investment Values held in the Divisions during the life of the Certificate, including the payout period (estimated at up to 45% for mortality and up to 20% for expense).

    The mortality undertaking provided by Hartford under the Certificates, assuming the selection of one of the forms of life Annuities, is to make monthly annuity payments (determined in accordance with the 1983a Individual Annuity Mortality Table and other provisions contained in the Certificate) to Annuitants regardless of how long an Annuitant may live, and regardless of how long all Annuitants as a group may live. Hartford also assumes the liability for payment of the Death Benefit under the Certificate.

    The mortality undertakings are based on Hartford's determination of expected mortality rates among all Annuitants. If actual experience among Annuitants during the annuity payment period deviates from Hartford's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Hartford must provide amounts from its general Portfolios to fulfill its Certificate obligations. In that event, a loss will fall on Hartford. Also, in the event of the death of an Annuitant or Certificate Owner prior to the commencement of annuity payments Hartford can, in periods of declining value, experience a loss resulting from the assumption of the mortality risk relative to the Death Benefit.

    In providing an expense undertaking, Hartford assumes the risk that the sales loads and the administrative expense charges for maintaining the Certificates prior to the Annuity Commencement Date may be insufficient to cover the actual cost of providing such items.

---------------------------------------------------
                         ADMINISTRATIVE EXPENSE CHARGE

    Hartford will deduct certain fees from Investment Value to reimburse it for expenses relating to the administration and maintenance of the Certificate and for administration of the Separate Account. The Certificate provides for an administrative expense charge of $2.50 to be deducted from Investment Value on the Certificate Date and monthly on the same calendar day as the Certificate Date, or on the last day of any month which has no such calendar day.

    The deduction will be made pro rata according to the value in each Division under a Certificate. There is not necessarily a relationship between the amount of administrative charge imposed on a given Certificate and the amount of expenses that may be attributable to that Certificate; expenses may be more or less than the charge.

    The types of expenses incurred by the Separate Account include, but are not limited to, expenses of issuing the Certificate and expenses for confirmations, Certificate quarterly statements, processing of reallocations and surrenders, responding to Certificate Owner inquiries, reconciling and depositing cash receipts, calculation and monitoring daily Division unit values, Separate Account reporting, including semiannual and annual reports and mailing and tabulation of shareholder proxy solicitations.

    You should refer to the Portfolio Prospectuses for a description of deductions and expenses paid out of the assets of the Portfolios.

---------------------------------------------------
                               PREMIUM TAX CHARGE

    A deduction is also made for Premium Tax, if applicable, imposed by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. The range of premium taxes is currently 0% to 3.5%. Some states assess the tax at the time purchase payments are made; others assess the tax at the time of annuitization. Hartford will pay Premium Taxes to the applicable governmental entity at the time imposed under applicable law and will deduct Premium Taxes at such time.

---------------------------------------------------
                               FEDERAL TAX CHARGE

    We deduct a current charge of 0.43% of each Premium Payment to cover the estimated cost of the federal income tax treatment of the Certificates deferred acquisition costs under Section 848 of the Code. This charge may be increased or decreased to reflect changes in federal tax laws. Hartford includes the federal tax charge as a factor when computing the maximum sales load chargeable under Commission rules.

---------------------------------------------------
                                ANNUITY BENEFITS

    You select an Annuity Commencement Date and an annuity option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not be deferred beyond the Annuitant's 90th birthday except for certain states where deferral past age 85 is not permitted. The Annuity Commencement Date may be

16                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

changed from time to time, but any change must be at least 30 days prior to the date on which annuity payments are scheduled to begin. The Certificate allows the Certificate Owner to change the Divisions on which variable payments are based after payments have commenced once every quarter. Any fixed annuity allocation may not be changed, nor may a variable allocation be reallocated to the General Account.

---------------------------------------------------
                                ANNUITY OPTIONS

    The Certificate contains the four optional annuity forms described below. If you do not elect otherwise, payments in most states will automatically begin at the Annuitant's age 90 (with the exception of states that do not allow deferral past age 85) under Option 3 (Joint Last Survivor Annuity).

    Under any of the annuity options excluding Options 4 and 5, no surrenders are permitted after annuity payments commence. Only full surrenders are allowed out of Option 4.

    OPTION 1 -- Life Annuity

    An annuity payable monthly during the lifetime of the Annuitant and terminating with the last payment preceding the death of the Annuitant. This option offers the largest payment amount of any of the life annuity options since there is no guarantee of a minimum number of payments nor a provision for a Death Benefit payable to a Beneficiary.

    It would be possible under this option for an Annuitant to receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died before the date of the third annuity payment, etc.

    OPTION 2 -- Life annuity with 120, 180 or 240 Monthly Payments Certain

    An annuity payable monthly during the lifetime of an Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.

    OPTION 3 -- Joint and Last Survivor Annuity

    An annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Hartford, the Annuitant may elect that the payment to the survivor be less than the payment made during the joint lifetime of the Annuitant and a designated second person.

    It would be possible under this option for an Annuitant and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

    OPTION 4 -- Payments for a Designated Period

    An amount payable monthly for the number of years selected which may be from 5 to 30 years. Under this option, you may, at any time, surrender the Certificate and receive, within seven days, the Surrender Value of the Certificate as determined by Hartford.

    In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.

    Option 4 is an option that does not involve life contingencies and thus no mortality guarantee. Charges made for the mortality undertaking under the Certificates thus provide no real benefit to a Certificate Owner.

    Hartford may offer other annuity options from time to time.

---------------------------------------------------
                         THE ANNUITY UNIT AND VALUATION

    The value of the Annuity Unit for each Division in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Experience Factor (See "Value of Accumulation Units," commencing on page 12) for the day for which the Annuity Unit value is being calculated and (2) a factor to neutralize the assumed investment rate of 5.00% per annum discussed below.

---------------------------------------------------
                        DETERMINATION OF PAYMENT AMOUNT

    When annuity payments are to commence, the Investment Value is determined as the product of the value of the Accumulation Unit of each Division on that same day, and the number of Accumulation Units credited to each Division as of the date the annuity is to commence.

    The Certificate contains tables indicating the minimum dollar amount of the first monthly payment under the optional forms of annuity for each $1,000 of value of a Division under a Certificate. The first monthly payment varies according to the form and type of annuity selected. The Certificate contains annuity tables derived from the 1983a Individual Annuity Mortality Table with ages set back

HARTFORD LIFE INSURANCE COMPANY                                               17
--------------------------------------------------------------------------------

one year and with an assumed investment rate ("A.I.R.") of 3% per annum for the fixed annuity and 5% per annum for the variable annuity.

    The total first monthly variable annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Division (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Certificates.

    Fixed annuity payments are determined at annuitization by multiplying the values allocated (less applicable Premium Taxes) by a rate to be determined by Hartford which is no less than the rate specified in the annuity tables in the Certificate. The annuity payment will remain level for the duration of the annuity.

    The amount of the first monthly variable annuity payment, determined as described above, is divided by the value of an Annuity Unit for the appropriate Division no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the annuity payment period, and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

    THE A.I.R. ASSUMED IN THE MORTALITY TABLES WOULD PRODUCE LEVEL VARIABLE ANNUITY PAYMENTS IF THE INVESTMENT RATE REMAINED CONSTANT. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN FROM THE A.I.R.

    The Annuity Unit value used in calculating the amount of the variable annuity payments will be based on an Annuity Unit value determined as of the close of business on a day no earlier than the fifth Valuation Day preceding the date of the annuity payment.

---------------------------------------------------
                           FEDERAL TAX CONSIDERATIONS

    What are some of the federal tax consequences which affect these Certificates?

---------------------------------------------------
  A. GENERAL

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CERTIFICATE OWNER INVOLVED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CERTIFICATE DESCRIBED HEREIN.

    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Certificates cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion is based on Hartford Life's understanding of existing federal income tax laws as they are currently interpreted.

---------------------------------------------------
  B. TAXATION OF HARTFORD LIFE
     AND THE SEPARATE ACCOUNT

    The Separate Account is taxed as part of Hartford Life which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units" commencing on page 12). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Certificate.

    No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to the Certificates.

---------------------------------------------------
  C. TAXATION OF ANNUITIES -- GENERAL
     PROVISIONS AFFECTING PURCHASERS

    Section 72 of the Code governs the taxation of annuities in general.

 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.

    Section 72 contains provisions for Certificate Owners which are non-natural persons. Non-natural persons include corporations, trusts, and partnerships. The annual net increase in the value of the Certificate is currently includable in the gross income of a non-natural person unless the non-natural person holds the Certificate as an agent for a natural person. There is an exception from current inclusion for certain annuities held by structured settlement companies, certain annuities held by an employer with respect to a terminated qualified retirement plan and certain immediate annuities. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.

18                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

    If the Certificate Owner is not an individual, the primary Annuitant shall be treated as the Certificate Owner for purposes of making distributions which are required to be made upon the death of the Certificate Owner. If there is a change in the primary Annuitant, such change shall be treated as the death of the Certificate Owner.

 2. OTHER CERTIFICATE OWNERS (NATURAL PERSONS).

    A Certificate Owner is not taxed on increases in the value of the Certificate until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Certificate) or as Annuity payments under the settlement option elected.

    The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Certificates obtained in a tax-free exchange for other annuity contract or life insurance contract which were purchased prior to August 14, 1982.

   A. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

ii. To the extent that the value of the Certificate (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."

iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Certificate does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

iv. The receipt of any amount as a loan under the Certificate or the assignment or pledge of any portion of the value of the Certificate shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v. In general, the transfer of the Certificate, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

   B. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

    Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

   C. AGGREGATION OF TWO OR MORE ANNUITY CERTIFICATES.

    Certificates issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Certificate Owner within the same calendar year (other than certain contract held in connection with a tax-qualified retirement arrangement) will be treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. Hartford Life believes that for any annuity subject to such aggregation, the values under the contract and the investment in the contract will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such

HARTFORD LIFE INSURANCE COMPANY                                               19
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contract is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

   D. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

i. If any amount is received or deemed received on the Certificate (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3.  Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's Beneficiary).

    5. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

   E. SPECIAL PROVISIONS AFFECTING CERTIFICATES OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CERTIFICATES PURCHASED PRIOR TO AUGUST 14, 1982.

    If the Certificate was obtained by a tax-free exchange of a life insurance or annuity contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior contract,
(2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Certificate) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income., In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange contracts are generally subject to the rules described in this subparagraph 3.

   F. REQUIRED DISTRIBUTIONS

i.  Death of Certificate Owner or Primary Annuitant

    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

    1. If any Certificate Owner dies on or after the Annuity Commencement Date and before the entire interest in the Certificate has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

    2. If any Certificate Owner dies before the Annuity Commencement Date, the entire interest in the Certificate will be distributed within 5 years after such death; and

    3. If the Certificate Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Certificate shall be treated as the Certificate Owner, and any change in the primary annuitant shall be treated as the death of the Certificate Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Certificate.

ii.  Alternative Election to Satisfy Distribution Requirements

    If any portion of the interest of a Certificate Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election and payments must begin within a year of the death.

iii. Spouse Beneficiary

    If any portion of the interest of a Certificate Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Certificate Owner of such portion for purposes of section i. above.

 3. DIVERSIFICATION REQUIREMENTS.

    Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Certificate is not treated as an annuity contract, the Certificate Owner will be subject to income tax on the annual increases in cash value.

20                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the Certificate Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

    Hartford Life monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford Life intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

    In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that incidents of ownership by the Certificate Owner, such as the ability to select and control investments in a separate account, will cause the Certificate Owner to be treated as the owner of the assets for tax purposes.

    Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. Further, Hartford Life does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Certificate Owner could be considered the owner of the assets for tax purposes. Hartford Life reserves the right to modify the Certificates, as necessary, to prevent Certificate Owners from being considered the owners of the assets in the separate accounts.

---------------------------------------------------
  D. FEDERAL INCOME TAX WITHHOLDING

    The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:

 1. NON-PERIODIC DISTRIBUTIONS.

    The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to Hartford Life, Hartford Life will automatically withhold 10% of the taxable distribution.

 2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
    YEAR).

    The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.

---------------------------------------------------
  E. ANNUITY PURCHASES BY NONRESIDENT
     ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be

HARTFORD LIFE INSURANCE COMPANY                                               21
--------------------------------------------------------------------------------

imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

---------------------------------------------------
                                GENERAL MATTERS

--------------------------------   ASSIGNMENT

    Benefits under a Certificate described herein are assignable by the Certificate Owner only if Hartford agrees. An assignment of a Certificate may subject the assignment proceeds to income taxes and certain penalty taxes. (See "Taxation of Annuities -- General Provisions Affecting Purchasers," page 17.)

---------------------------------------------------
                                  MODIFICATION

    Hartford reserves the right to modify the Certificate, but only if such modification (i) is necessary to make the Certificate or the Separate Account comply with any law or regulation issued by a governmental agency to which Hartford is subject; or (ii) is necessary to assure continued tax advantages for the Certificate under the Code or other federal or state laws; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Division(s) or (iv) provides additional Separate Account options or (v) withdraws Separate Account options. In the event of any such modification, Hartford will provide notice to the Certificate Owner or to the payee(s) during the annuity period. Hartford may also make appropriate endorsement in the Certificate to reflect such modification.

---------------------------------------------------
                              MISSTATEMENT OF AGE

    If the age of the Annuitant has been misstated, the amount of the annuity payable by Hartford will be that provided by that portion of the amounts allocated to effect such annuity on the basis of the corrected information without changing the date of the first payment of such annuity. Any underpayments by Hartford shall be made up immediately and any overpayments shall be charged against future amounts becoming payable.

---------------------------------------------------
                               DELAY OF PAYMENTS

    There may be postponement of a surrender payment or Death Benefit whenever
(a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission; (b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation or disposal of securities not reasonably practicable.

---------------------------------------------------
                                 VOTING RIGHTS

    Hartford will notify you of any Portfolio shareholders' meeting if the shares held for your account may be voted at such meetings. Hartford will also send proxy materials and a form of instruction by means of which you can instruct Hartford with respect to the voting of the Portfolio shares held for your account.

    In connection with the voting of Portfolio shares held by it, Hartford will arrange for the handling and tallying of voting instructions received from Certificate Owners. Hartford as such, shall have no right, except as hereinafter provided, to vote any Portfolio shares held by it hereunder which may be registered in its name or the names of its nominees. Hartford will, however, vote the Portfolio shares held by it in accordance with the instructions received from the Certificate Owners for whose accounts the Portfolio shares are held. If a Certificate Owner desires to attend any meeting at which shares held for the Certificate Owner's benefit may be voted, the Certificate Owner may request Hartford to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Portfolio shares held for such Certificate Owner's account. In the event that the Certificate Owner gives no instructions or leaves the manner of voting discretionary, Hartford will vote such shares of the appropriate Portfolio in the same proportion as shares of that Portfolio for which instructions have been received. During the annuity period under a Certificate the number of votes will decrease as the assets held to fund annuity benefits decrease.

---------------------------------------------------
                               EXPERIENCE CREDIT

    The Certificates issued under a corporate-sponsored plan may be eligible for experience credits due to administrative savings. The amount of any experience credit maybe paid in cash or applied to and used to increase Investment Value.

---------------------------------------------------
                        DISTRIBUTION OF THE CERTIFICATES

    The securities will be sold by insurance and variable annuity agents of Hartford who are either registered representatives of Hartford Equity Sales Company, Inc., a wholly-owned broker-dealer subsidiary of Hartford, or of independent broker-dealers. These broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and are members of the National Association of Securities Dealers, Inc.

    Commissions will be paid by Hartford and will not be more than 4.6% of Premium Payments.

    From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.

22                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

---------------------------------------------------
                      CUSTODIAN OF SEPARATE ACCOUNT ASSETS

    The assets of the Separate Account are held by Hartford under a safekeeping arrangement.

---------------------------------------------------
                               LEGAL PROCEEDINGS

    There are no material legal proceedings pending to which the Separate Account is a party.

---------------------------------------------------
                                 LEGAL COUNSEL

    Counsel with respect to Federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Lynda Godkin, General Counsel and Secretary, Hartford Life Insurance Companies, P.O. Box 2999, Hartford, Connecticut 06104-2999.

---------------------------------------------------
                                    EXPERTS

    The audited consolidated financial statements and financial statement schedules included in this Prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. Reference is made to said report on the consolidated financial statements of Hartford Life Insurance Company (the Depositor), which includes an explanatory paragraph with respect to the change in method of accounting for debt and equity securities as of January 1, 1994, as discussed in Note 2 of Notes to Consolidated Financial Statements. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

---------------------------------------------------
                             ADDITIONAL INFORMATION

    Inquiries will be answered by calling your representative or by writing:

    ICMG
    Attn: Group Annuity Operations
    100 Campus Drive, Suite 250
    Florham Park, NJ 07932.
    Telephone: 800-861-1408

HARTFORD LIFE INSURANCE COMPANY                                               23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
                                       TO
                      STATEMENT OF ADDITIONAL INFORMATION

 SECTION                                                                   PAGE
 ------------------------------------------------------------------------  ----
 INTRODUCTION............................................................
 DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY..........................
 SAFEKEEPING OF ASSETS...................................................
 INDEPENDENT PUBLIC ACCOUNTANTS..........................................
 DISTRIBUTION OF CERTIFICATES............................................
 ANNUITY/PAYOUT PERIOD...................................................
   Annuity Payments......................................................
   The Annuity Unit and Valuation........................................


 CALCULATION OF YIELD AND RETURN.........................................
 PERFORMANCE COMPARISONS.................................................
 FINANCIAL STATEMENTS....................................................

    To Obtain a Statement of
Additional Information, please
complete the form below and mail to:

    ICMG
    Attn: Group Annuity Operations
    100 Campus Drive, Suite 250
    Florham Park, NJ 07932

    Please send a Statement of
Additional Information for ICMG
Secular Trust Separate Account to me
at the following address:

----------------------------------------------------
                  Name

----------------------------------------
                 Street

----------------------------------------
    City/State                                        Zip
Code

                                 PART B
                  STATEMENT OF ADDITIONAL INFORMATION

                    HARTFORD LIFE INSURANCE COMPANY -
                   ICMG SECULAR TRUST SEPARATE ACCOUNT





This Statement of Additional Information is not a Prospectus. The information contained herein should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to International Corporate Marketing Group, Attn: Group Annuity Operations, 100 Campus Drive, Suite 250, Florham Park, NJ 07932.

Date of Prospectus:   September 2, 1997

Date of Statement of Additional Information:    September 2, 1997

                              TABLE OF CONTENTS


SECTION                                                           PAGE NO.
-------                                                           --------

INTRODUCTION.................................................

DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY...............

SAFEKEEPING OF ASSETS........................................

INDEPENDENT PUBLIC ACCOUNTANTS ..............................

DISTRIBUTION OF CERTIFICATES.................................

ANNUITY/PAYOUT PERIOD........................................

   Annuity Payments..........................................
   The Annuity Unit and Valuation............................




CALCULATION OF YIELD AND RETURN .............................

PERFORMANCE COMPARISONS......................................

FINANCIAL STATEMENTS.........................................

                               INTRODUCTION

The Group Flexible Premium Deferred Variable Annuity Individually Allocated Certificates ("Certificates") described in the prospectus are offered to employee-participants of nonqualified deferred compensation and supplemental executive retirement plans.


The Premium Payments under a Certificate, less any applicable Premium Taxes and federal taxes imposed under Section 848 of the Code, will be applied to the Separate Account. Accordingly, the net Premium Payment under the Certificate will be applied to purchase interests in one or more of the following twenty-one Divisions: HVA Money Market Fund, Inc., Hartford Bond Fund, Inc. and Hartford Capital Appreciation Fund, Inc., sponsored by Hartford Life Insurance Company ("Hartford"); the Partners Portfolio, Balanced Portfolio and Limited Maturity Bond Portfolio of Neuberger & Berman Advisers Management Trust; the VIP Equity-Income Portfolio and VIP High Income Portfolio of
Fidelity Variable Insurance Products Fund; the VIP II Asset Manager Portfolio of Fidelity Variable Insurance Products Fund II; and the Alger American Small Capitalization Portfolio and Alger American Growth Portfolio of the Alger American Fund; the JPM Bond Portfolio, the JPM Equity Portfolio, the JPM
Small Company Portfolio, the JPM International Equity Portfolio of the JPM Series Trust II: and the Fixed Income Portfolio, the High Yield Portfolio, the Equity Growth Portfolio, the Value Portfolio, the Global Equity Portfolio and the Emerging Markets Equity Portfolio of the Morgan Stanley Universal
Funds, Inc.


Shares of the Portfolios are purchased by the Separate Account without the imposition of any additional sales charge. The value of a Certificate depends on the value of the shares of the Portfolio held by the Separate Account pursuant to that Certificate. As a result, the Certificate Owner bears the investment risk since market value of the shares may increase or decrease.

The Certificates provide that in the event the Annuitant dies before the selected Annuity Commencement Date, the Contingent Annuitant will become the Annuitant. If the Annuitant dies before the Annuity Commencement Date and there is no designated Contingent Annuitant, or the Contingent Annuitant predeceases the Annuitant, or if the Certificate Owner dies before the Annuity Commencement Date, the Beneficiary will receive the Certificate Value determined on the date of receipt of due proof of death by Hartford in its Home Office. However, if, upon death prior to the Annuity Commencement Date, the Annuitant or Certificate Owner, as applicable, had not attained his 85th birthday, the Beneficiary will receive the greater of (a) the Investment Value as determined on the date of receipt of due proof of death acceptable to Hartford and received in its Customer Service Center, or (b) 100% of the all Premium Payments made by the Certificate Owner under the Certificate, reduced by the amount of any partial withdrawals since the Certificate Date. If the Annuitant or Certificate Owner had attained age 85 prior to death, the Death Benefit will be equal to the Investment Value.

             DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY

Hartford Life Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing health and life insurance, both individual and group, in all states of the United States and the District of Columbia. Hartford was originally incorporated under the laws of Massachusetts on June 5, 1902, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is majority owned by The Hartford Financial Services Group, Inc., a Delaware corporation.


Hartford is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Sub-Accounts of the Separate Account. The ratings apply to Hartford's ability to meet its insurance obligations, including those described in this Prospectus.

                           SAFEKEEPING OF ASSETS

Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

                          INDEPENDENT PUBLIC ACCOUNTANTS

The audited consolidated financial statements and financial statement schedules included in this Statement of Additional Information and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. Reference is made to said report on the consolidated financial statements of Hartford Life Insurance Company (the Depositor), which includes an explanatory paragraph with respect to the change in method of accounting for debt and equity securities as of January 1, 1994, as discussed in Note 2 of Notes to Consolidated Financial Statements. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


                            DISTRIBUTION OF CERTIFICATES

Hartford Equity Sales, Inc. ("HESCO") serves as principal underwriter for the securities issued with respect to the Separate Account. HESCO is a wholly-owned subsidiary of Hartford.

The securities will be sold by insurance and Variable Annuity agents of Hartford who are registered representatives of HESCO or independent Broker-Dealers. These Broker-Dealers are registered with the Commission under the Securities Exchange Act of 1934 as Broker-Dealers and are members of the National Association of Securities Dealers, Inc.

The offering of the Separate Account Certificates is continuous.

                            ANNUITY/PAYOUT PERIOD

ANNUITY PAYMENTS

Variable Annuity payments are determined on the basis of (1) a mortality table set forth in the Certificate and the type of Annuity payment option selected, and (2) the investment performance of the investment medium selected. Fixed Annuity payments are based on the Annuity tables contained in the Certificate, and will remain level for the duration of the Annuity.

The amount of the Annuity payments will not be affected by adverse mortality experience or by an increase in expenses in excess of the expense deduction for which provision has been made (see "Mortality and Expense Risk Charge," page __ of the prospectus).

For a Variable Annuity, the Annuitant will be paid the value of a fixed number of Annuity Units each month. The value of such units and the amounts of the monthly Variable Annuity payments will, however, reflect investment income occurring after retirement, and thus the Variable Annuity payments will vary with the investment experience of the Portfolio shares selected.


THE ANNUITY UNIT AND VALUATION

The value of the Annuity Unit for each Division in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Experience Factor (see "Valuation of Accumulation Units," commencing on page __) for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed investment rate discussed below.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

1. Net Investment Factor for period  . . . . . . . . . . . . . . . .  1.011225

2. Adjustment for 4% Assumed Investment Rate  . . . . . . . .  . . .   .999892

3. 2x1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.011116

4. Annuity Unit value, beginning of period . . . . . . . . . . . . .   .995995

5. Annuity Unit value, end of period (3x4) . . . . . . . . . . . . .  1.007066

                     CALCULATION OF YIELD AND RETURN


YIELD OF THE HVA MONEY MARKET FUND, INC. As summarized in the Prospectus under the heading "Performance Related Information," the yield of the HVA Money Market Fund, Inc. for a seven-day period (the "base period") will be computed by determining the "net change in value" of a hypothetical account having a balance of one accumulation unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued dividends as declared by the underlying funds, less expense and Certificate charges of the account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.


The effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365/7 and subtracting 1 from the result, according to the following formula:

   Effective Yield = [(Base Period Return + 1) (365/7)] - 1

The HVA Money Market Fund, Inc.'s yield and effective yield will vary in response to fluctuations in interest rates and in the expenses of the Division.

The Hartford Bond Fund, Inc. and Limited Maturity Bond Portfolio may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the first day of the period. This figure reflects the recurring charges at the Separate Account level.

CALCULATION OF TOTAL RETURN. As summarized in the Prospectus under the heading "Performance Related Information", total return is a measure of the change in value of an investment in a Division over the period covered. The formula for total return used herein includes three steps: (1) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of units owned at the end of the period by the unit value per unit on the last trading day of the period; (2) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge and (3) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Total return will be calculated for one year, five years, and ten years or some other relevant periods if a Division has not been in existence for at least ten years.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

                           PERFORMANCE COMPARISONS

YIELD AND TOTAL RETURN. The total return and yield may also be used to compare the performance of the Divisions against certain widely acknowledged outside standards or indices for stock and bond market performance. Index performance is not representative of the performance of the Division to which it is compared and is not adjusted for commissions and other costs.
Portfolio holdings of the Division will differ from those of the index to which it is compared. Performance comparison indices include the following:

The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

The Dow Jones Industrial Average is an unmanaged list of 30 common stocks frequently used as a general measure of stock market performance. Its performance figures reflect changes of market prices and reinvestment of all distributions.

Lehman Brothers Corporate Bond Index is an unmanaged list of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities. The average quality of bonds included in the index may be higher than the average quality of those bonds in which High Yield Fund customarily invests. The index does not include bonds in certain of the lower rating classifications in which the Fund may invest. The performance figures of the index reflect changes in market prices and reinvestment of all interest payments.

The Lehman Brothers Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

The Lehman Brothers Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency. The index does not include bonds in certain of the lower-rating classifications in which High Yield Fund invests. Its performance figures reflect changes in market prices and reinvestment of all interest payments.

Morgan Stanley Capital International World Index is an unmanaged list of approximately 1,450 equity securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars. Performance figures reflect changes in market prices and reinvestment of distributions net of withholding taxes.
The securities in the index change over time to maintain representativeness.

The NASDAQ-OTC Industrial Average (The "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of
100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded. Its performance figures reflect changes of market prices but do not reflect reinvestment of cash dividends.

Salomon Brothers Long-Term High-Grade Corporate Bond Index is an unmanaged list of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as general measure of the performance of fixed-income securities. The average quality of bonds included in the index may be higher than the average quality of those bonds in which a Fund may customarily invests. The index does not include bonds in certain of the lower rating classifications in which the Fund may invest. Performance figures for the index reflect changes of market prices and reinvestment of all distributions.

The Salomon Brothers 7-10 Year Government Bond Index is an unmanaged list of U.S. Government and government agency securities with maturities of 7 to 10 years. Performance figures for the index reflect changes of market prices and reinvestment of all interest payments.

The Standard & Poor's Composite Index of 500 stocks (the "S&P 500") a market value-weighted and unmanaged index showing changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. Its performance figures reflect changes of market prices and reinvestment of all regular cash dividends.

The Standard & Poor's 40 Utilities Index is unmanaged list of 40 utility stocks. The Index assumes reinvestment of all distributions and reflects changes in market prices but does not take into account brokerage commissions or other fees.

The manner in which total return and yield will be calculated for public use is described above.

                         PART I. FINANCIAL INFORMATION

ITEM 1.

                              FINANCIAL STATEMENTS

The following unaudited financial statements, reflect, in the opinion of management, all adjustments which are of normal recurring nature necessary to present fairly the financial position, the results of operations and the cash flows for the periods presented. Certain reclassifications of prior year results were made to conform to current presentation. Interim results are not indicative of the results which may be expected for any other interim period or the full year. Statements contained in this discussion, other than statements of historical fact, are forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are made based upon management's expectations and beliefs concerning future developments and their potential effect on Hartford Life Insurance Company ("the Company"). There can be no assurance that future developments will be in accordance with management's expectations or that the effect of these future developments on the Company will be those anticipated by management. Actual results could differ materially from those expected by the Company, depending on the outcome of certain factors, including those described with the forward-looking statements. For a description of accounting policies, see
Note 1 to Consolidated Financial Statements in the 1996 Form 10-K. The
Company is an indirect subsidiary of Hartford Life, Inc. ("HLI"). Accordingly, the financial statements presented below are a partial disclosure of HLI's financials. For a full disclosure of HLI's operations, refer to the HLI 10Q, as filed with the Securities and Exchange Commission as of June 30, 1997.

                 HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                    CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                    (in millions)




                                                                                 QUARTER ENDED         SIX MONTHS ENDED
                                                                                    JUNE 30,               JUNE 30,
                                                                              --------------------  ----------------------
                                                                                1997       1996        1997        1996
                                                                              ---------  ---------  -----------  ---------
                                                                                   (UNAUDITED)            (UNAUDITED)
Revenues
Premiums and other considerations...........................................  $     323  $     299  $       633  $     943
Net investment income.......................................................        322        318          659        651
Net realized capital gains(losses)..........................................          0         (1)           4         (1)
                                                                              ---------  ---------  -----------  ---------
    Total revenues..........................................................        645        616        1,296      1,593
                                                                              ---------  ---------  -----------  ---------
Benefits, claims and expenses
Benefits, claims and claim adjustment expenses..............................        310        392          652        788
Amortization of deferred policy acquisition costs...........................         91         63          172        129
Dividends to policyholders..................................................         18         61           72        347
Other insurance expenses....................................................        117         34          190        198
                                                                              ---------  ---------  -----------  ---------
    Total benefits, claims and expenses.....................................        536        550        1,086      1,462
                                                                              ---------  ---------  -----------  ---------
Income before income tax expense............................................        109         66          210        131
Income tax expense..........................................................         35         23           73         45
                                                                              ---------  ---------  -----------  ---------
Net income..................................................................  $      74  $      43  $       137  $      86
                                                                              ---------  ---------  -----------  ---------
                                                                              ---------  ---------  -----------  ---------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONDENSED CONSOLIDATED BALANCE SHEETS

                        (IN MILLIONS EXCEPT SHARE DATA)

                                                                                    JUNE 30,     DECEMBER 31,
                                                                                      1997         1996
                                                                                  -----------    ------------
                                                                                  (UNAUDITED)
ASSETS
Investments:
  Fixed maturities, available for sale, at fair value (amortized cost $13,797
    and $13,579)................................................................  $   13,844     $   13,624
  Equity securities, available for sale, at fair value..........................         137            119
  Mortgage loans, at outstanding balance........................................          --              2
  Policy loans, at outstanding balance..........................................       3,754          3,836
  Other investments, at cost....................................................          50             54
                                                                                  ----------     ----------
  Total investments.............................................................      17,785         17,635

Cash............................................................................          77             43
Premiums and amounts receivable.................................................          58            137
Reinsurance recoverable.........................................................       6,362          6,259
Accrued investment income.......................................................         359            407
Deferred policy acquisition costs...............................................       2,989          2,760
Deferred income tax.............................................................         466            474
Other assets....................................................................         308            357
Separate account assets.........................................................      58,970         49,690
                                                                                  ----------     ----------
  Total assets..................................................................  $   87,374     $   77,762
                                                                                  ----------     ----------
                                                                                  ----------     ----------
Liabilities and Stockholders' Equity
Future policy benefits..........................................................  $    2,889     $    2,474
Other policyholder funds........................................................      21,279         22,134
Other liabilities...............................................................       2,204          1,572
Separate account liabilities....................................................      58,970         49,690
                                                                                  ----------     ----------
  Total liabilities.............................................................      85,342         75,870
                                                                                  ----------     ----------
Common stock--authorized 1,000 shares, $5,690 par value, issued and outstanding
  1,000 shares..................................................................           6              6
Additional paid-in capital......................................................       1,045          1,045
Unrealized gain on investments, net of tax......................................          33             30
Retained earnings...............................................................         948            811
                                                                                  ----------     ----------
  Total stockholders' equity....................................................       2,032          1,892
                                                                                  ----------     ----------
    Total liabilities and stockholders' equity..................................  $   87,374     $   77,762
                                                                                  ----------     ----------
                                                                                  ----------     ----------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN MILLIONS)

                                                                                                      SIX MONTHS
                                                                                                    ENDED JUNE 30,
                                                                                                 --------------------
                                                                                                   1997       1996
                                                                                                 ---------  ---------
                                                                                                      (UNAUDITED)
Operating Activities:
Net income.....................................................................................  $     137  $      86
Adjustments to net income:
  Net realized capital (gains) losses on sale of investments...................................         (4)         1
  Net increase in deferred policy acquisition costs............................................       (229)      (300)
  Net amortization of premium on fixed maturities..............................................          0          7
  Decrease (increase) in deferred income tax benefit...........................................          9        (88)
  Decrease in premiums and amounts receivable..................................................         92         20
  Decrease in other assets.....................................................................         50         26
  Increase in reinsurance recoverable..........................................................       (251)      (264)
  Increase in liability for future policy benefits.............................................        415        304
  Increase in other liabilities................................................................        146        150
  Decrease (increase) in accrued investment income.............................................         48         (5)
                                                                                                 ---------  ---------
Cash provided by (used for) operating activities...............................................        413        (63)
                                                                                                 ---------  ---------
Investing Activities:
Purchases of fixed maturities investments......................................................     (3,801)    (2,717)
Sales of fixed maturities investments..........................................................      2,274      1,348
Maturities and principal paydowns of fixed maturities investments..............................      1,343      1,469
Net sales (purchases) of other investments.....................................................        110       (120)
Net sales of short-term investments............................................................        138        232
                                                                                                 ---------  ---------
Cash provided by investing activities..........................................................         64        212
                                                                                                 ---------  ---------
Financing Activities:
Net disbursements for investment and universal life-type contracts charged from policyholder
  accounts.....................................................................................       (443)      (187)
Capital Contribution...........................................................................         --         38
                                                                                                 ---------  ---------
Cash used for financing activities.............................................................       (443)      (149)
                                                                                                 ---------  ---------
Net increase in cash...........................................................................         34          0
Cash at beginning of period....................................................................         43         46
                                                                                                 ---------  ---------
Cash at end of period..........................................................................  $      77  $      46
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

                 Item 2. MANAGEMENT'S NARRATIVE ANALYSIS OF
                         RESULTS OF OPERATIONS
                            (in millions)

             Quarter and Six Months Ended June 30, 1997 and 1996

SEGMENT RESULTS


                                                                                                  SIX
                                                                               QUARTER          MONTHS
                                                                                ENDED            ENDED
                                                                               JUNE 30,         JUNE 30,
                                                                            -------------   ---------------
                                                                          1997      1996     1997      1996
                                                                          ----      ----     ----      ----
Annuity...........................................................     $    49    $   37   $    92     $ 70
Individual Life Insurance.........................................          12        10        23       19
Employee Benefits.................................................           9         6        15       14
Guaranteed Investment Contracts...................................          --       (15)       --      (30)
Corporate Operation...............................................           4         5         7       13
                                                                           ---       ---   -------     ----
Net Income........................................................     $    74    $   43   $   137     $ 86
                                                                           ---       ---   -------     ----
                                                                           ---       ---   -------     ----


    Net income increased $31, or 72%, and $51, or 59%, for the second quarter and six months ended June 30, 1997, respectively, over prior year. This increase is reflective of continued, solid growth in both the Annuity and Individual Life Insurance segments. Net income in the Annuity segment increased due to higher fee income on growing account values as well as strong new business sales. Net income in the Individual Life Insurance segment increased due to cost of insurance charges and other fee income on a growing block of life insurance in-force, as well as favorable mortality results. Guaranteed Investment Contracts reported no net income in the second quarter of 1997 consistent with management's expectations that net income subsequent to 1996 will be immaterial.

ANNUITY

                                                                                       QUARTER ENDED        SIX MONTHS ENDED
                                                                                          JUNE 30,              JUNE 30,
                                                                                    --------------------  --------------------
                                                                                      1997       1996       1997       1996
                                                                                    ---------  ---------  ---------  ---------
Revenues..........................................................................  $     308  $     232  $     588  $     466
Expenses..........................................................................        259        195        496        396
                                                                                    ---------  ---------  ---------  ---------
Net Income........................................................................  $      49  $      37  $      92  $      70
                                                                                    ---------  ---------  ---------  ---------
                                                                                    ---------  ---------  ---------  ---------

    Revenues, which are primarily comprised of investment income and management and maintenance fees, grew $76, or 33%, to $308 in the second quarter of 1997 and $122, or 26%, to $588 for the six months ended June 30, 1997. This growth resulted from an increase in the average account value, primarily driven by individual variable annuities, of $14.2 billion, or 35%, to $55.2 billion as of June 30, 1997 from $41.0 billion as of June 30, 1996. This is a result of approximately $10 billion in new sales of individual annuities over the last twelve months and market appreciation. Additionally, new individual annuity sales were approximately $2.5 billion and $5.1 billion for the second quarter and six months ended June 30, 1997, respectively, similar to sales of $2.7 billion and $4.9 billion, respectively, for the same periods of 1996. Growth in the assets under management by this segment also resulted in increased expenses related to other insurance expenses, amortization of deferred policy acquisition costs and taxes. Expenses increased $64, or 33%, to $259 in the second quarter of 1997 and $100, or 25%, to $496 for the six months ended June 30, 1997. Net income increased $12, or 32%, to $49 in the second quarter of 1997 and $22, or 31%, to $92 for the six months ended June 30, 1997.

INDIVIDUAL LIFE INSURANCE

                                                                                       QUARTER ENDED        SIX MONTHS ENDED
                                                                                          JUNE 30,              JUNE 30,
                                                                                    --------------------  --------------------
                                                                                      1997       1996       1997       1996
                                                                                    ---------  ---------  ---------  ---------
Revenues..........................................................................  $     125  $     101  $     236  $     216
Expenses..........................................................................        113         91        213        197
                                                                                    ---------  ---------  ---------  ---------
Net Income........................................................................  $      12  $      10  $      23  $      19
                                                                                    ---------  ---------  ---------  ---------
                                                                                    ---------  ---------  ---------  ---------

    Revenues increased $24, or 24%, to $125 in the second quarter of 1997 and $20, or 9%, to $236 for the six months ended June 30, 1997. In the first quarter of 1996, a block of business was assumed from Investors Equity which increased revenues by $9. Excluding this transaction, year to date revenues increased $29, or 14% over prior year. This growth was driven by increased cost of insurance charges and other fee income earned on this growing block of business. Life insurance in-force grew approximately $3.3 billion, or 6%, as of June 30, 1997 over the prior period, primarily due to sales of variable life products. Expenses in this segment increased $22, or 24%, to $113 and $16, or 8%, in the second quarter of 1997 and for the six months ended June 30, 1997, respectively, over the same period last year, consistent with a growing block of business. As a result, net income increased $2, or 20%, to $12 in the second quarter of 1997 and $4, or 21%, to $23 for the six months ended June 30, 1997.

EMPLOYEE BENEFITS

                                                                                       QUARTER ENDED        SIX MONTHS ENDED
                                                                                          JUNE 30,              JUNE 30,
                                                                                    --------------------  --------------------
                                                                                      1997       1996       1997       1996
                                                                                    ---------  ---------  ---------  ---------
Revenues..........................................................................  $     142  $     210  $     321  $     753
Expenses..........................................................................        133        204        306        739
                                                                                    ---------  ---------  ---------  ---------
Net Income........................................................................  $       9  $       6  $      15  $      14
                                                                                    ---------  ---------  ---------  ---------
                                                                                    ---------  ---------  ---------  ---------

    Revenues declined $68, or 32%, to $142 in the second quarter of 1997 and $432, or 57%, for the six months ended June 30, 1997 over the same period last year. This decline is mainly related to the passage of the Health Insurance Portability and Accountability Act of 1996, which effectively eliminated all future sales of leveraged COLI. Expenses declined $71, or 35%, in the second quarter of 1997 and $433, or 59%, for the six months ended June 30, 1997, over the same period last year. Significant declines in benefits, claims and claim adjustment expenses and policyholder dividends are the result of the decline of the block of COLI business. As a result, net income increased $3, or 50%, in the second quarter of 1997 and $1, or 7%, for the six months ended June 30, 1997.

GUARANTEED INVESTMENT CONTRACTS

                                                                                          QUARTER ENDED         SIX MONTHS ENDED
                                                                                             JUNE 30,               JUNE 30,
                                                                                      ----------------------  --------------------
                                                                                         1997        1996       1997       1996
                                                                                      ----------   ---------  ---------  ---------
Revenues............................................................................  $       62   $      67  $     134  $     140
Expenses............................................................................          62          82        134        170
                                                                                      ----------   ---------  ---------  ---------
Net Income..........................................................................  $       --   $     (15) $      --  $     (30)
                                                                                      ----------   ---------  ---------  ---------
                                                                                      ----------   ---------  ---------  ---------


    This segment had no net income for the three and six months ended June 30, 1997, as compared to losses of $15 and $30 for the same periods last year. These results are consistent with management's expectations that net income (loss) from Closed Book GRC in the years subsequent to 1996 will be immaterial based on the

Company's current projections for the performance of the assets and liabilities associated with Closed Book GRC due to actions taken in the third quarter of 1996.

               HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        NOTES TO FINANCIAL STATEMENTS

HARTFORD LIFE INC. INITIAL PUBLIC OFFERING

    On February 10, 1997, HLI, an indirect parent of the Company, filed a registration statement with the Securities and Exchange Commission, as amended, relating to an Initial Public Offering ("IPO") of up to 20% of HLI's Class A common stock. Pursuant to the IPO on May 22, 1997, HLI sold to the public 26 million shares at $28.25 per share and received net proceeds of $687. Of the proceeds, $527 was used to retire debt related to HLI's promissory notes outstanding and the line of credit discussed in the note below with the remaining $160 contributed to HLI's insurance subsidiaries to be used for working capital and other general corporate purposes.

    The 26 million shares sold from the IPO represent approximately 18.6% of the equity ownership in HLI and approximately 4.4% of the combined voting power of HLI's Class A and Class B Common Stock. The Hartford Financial Services Group, Inc. ("The Hartford"), an indirect parent of HLI, owns all of the 114 million outstanding shares of Class B Common Stock of HLI, representing 81.4% of the equity ownership in HLI and approximately 95.6% of the combined voting power of HLI's Class A and Class B Common Stock. Holders of Class A Common Stock generally have identical rights to the holders of Class B Common Stock except that the holders of Class A Common Stock are entitled to one vote per share while holders of Class B Common Stock are entitled to five votes per share on all matters submitted to a vote of the HLI stockholders.

HARTFORD LIFE INC. DEBT OFFERING

    On February 7, 1997, HLI declared a dividend of $1,184 payable to its direct parent, Hartford Accident and Indemnity Company ("HA&I"). As a result, HLI borrowed $1,084 on February 18, 1997, pursuant to a $1,300 line of credit, with interest payable at the two-month Eurodollar rate plus 15 basis points, which, together with a promissory note in the amount of $100, was paid as a dividend to HA&I on February 20, 1997. Of the $1,184 dividend, $893 constituted a repayment of the portion of HLI's third party indebtedness internally allocated, for financial reporting purposes, to HLI's insurance subsidiaries (the "Allocated Advances"). In addition, on April 4, 1997, HLI declared and paid a dividend of $25 to its parent in the form of a promissory note. Subsequently, $12 of this note was forgiven in the form of a capital contribution from HA&I.

    On February 14, 1997, HLI filed a shelf registration statement for the issuance and sale of up to $1.0 billion in the aggregate of senior debt securities, subordinated debt securities and preferred stock. On June 17, 1997, HLI issued $650 of unsecured redeemable long-term debt in the form of notes and debentures. Of this amount, $200 was in the form of 6.90% notes due June 15, 2004, $200 of 7.10% notes due June 15, 2007, and $250 of 7.65% debentures due June 15, 2027. Interest on each of the notes and debentures is payable semi-annually on June 15 and December 15, of each year, commencing December 15, 1997. HLI also issued $50 of short-term debt in the form of commercial paper. Of the proceeds from this issuance, $670 was used to retire the remaining balance on the $1,300 line of credit with the remainder being used for working capital and other general corporate purposes. Subsequently, HLI reduced the capacity of the line of credit from $1,300 to $250, which will be primarily used to support the commercial paper program.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Hartford Life Insurance Company and Subsidiaries:



We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company (a Connecticut corporation and wholly-owned subsidiary of Hartford Life and Accident Insurance Company) and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements and the schedules referred to below are the responsibility of Hartford Life Insurance Company's management. Our responsibility is to express an opinion on these consolidated financial statements and schedules based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Hartford Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.



As discussed in Note 2 of Notes to Consolidated Financial Statements, Hartford Life Insurance Company adopted a new accounting standard promulgated by the Financial Accounting Standards Board, changing its method of accounting, as of January 1, 1994, for debt and equity securities.



Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The schedules listed in the Index to Consolidated Financial Statements and Schedules are presented for purposes of complying with the Securities and Exchange Commission's rules and are not a required part of the basic consolidated financial statements. These schedules have been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, fairly state in all material respects the financial data required to be set forth therein in relation to the basic consolidated financial statements taken as a whole.



                                         ARTHUR ANDERSEN LLP



Hartford, Connecticut
February 10, 1997

                                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                       CONSOLIDATED STATEMENTS OF INCOME


                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                      ------------------------
                                                       1996     1995     1994
                                                      ------   ------   ------
                                                           (IN MILLIONS)
 Revenues
   Premiums and other considerations...............   $1,705   $1,487   $1,100
   Net investment income...........................    1,397    1,328    1,292
   Net realized capital (losses) gains.............     (213)     (11)       7
                                                      ------   ------   ------
     Total Revenues................................    2,889    2,804    2,399
                                                      ------   ------   ------
 Benefits, Claims and Expenses
   Benefits, claims and claim adjustment
    expenses.......................................    1,535    1,422    1,405
   Amortization of deferred policy acquisition
    costs..........................................      234      199      145
   Dividends to policyholders......................      635      675      419
   Other insurance expenses........................      427      317      227
                                                      ------   ------   ------
     Total Benefits, Claims and Expenses...........    2,831    2,613    2,196
                                                      ------   ------   ------
   Income before income tax expense................       58      191      203
   Income tax expense..............................       20       62       65
                                                      ------   ------   ------
 Net income........................................   $   38   $  129   $  138
                                                      ------   ------   ------
                                                      ------   ------   ------



The accompanying notes to consolidated financial statements are an integral part of the above statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                          CONSOLIDATED BALANCE SHEETS


                                                       AS OF DECEMBER
                                                             31,
                                                      -----------------
                                                       1996      1995
                                                      -------   -------
                                                        (IN MILLIONS
                                                        EXCEPT SHARE
                                                            DATA)
 Assets
   Investments
   Fixed maturities, available for sale, at fair
    value (amortized cost $13,579 and $14,440).....   $13,624   $14,400
   Equity securities, available for sale, at fair
    value..........................................       119        63
   Policy loans, at outstanding balance............     3,836     3,381
   Mortgage loans, at outstanding balance..........         2       265
   Other investments, at cost......................        54       156
                                                      -------   -------
     Total investments.............................    17,635    18,265
   Cash............................................        43        46
   Premiums and amounts receivable.................       137       165
   Accrued investment income.......................       407       394
   Reinsurance recoverable.........................     6,066     6,221
   Deferred policy acquisition costs...............     2,760     2,188
   Deferred income tax.............................       474       420
   Other assets....................................       357       234
   Separate account assets.........................    49,690    36,264
                                                      -------   -------
     Total assets..................................   $77,569   $64,197
                                                      -------   -------
                                                      -------   -------
 Liabilities
   Future policy benefits..........................   $ 2,281   $ 2,373
   Other policyholder funds........................    22,134    22,598
   Other liabilities...............................     1,572     1,233
   Separate account liabilities....................    49,690    36,264
                                                      -------   -------
     Total liabilities.............................    75,677    62,468
                                                      -------   -------
 Stockholder's Equity
   Common stock, $5,690 par value, 1,000 shares
    authorized, issued and outstanding.............         6         6
   Capital surplus.................................     1,045     1,007
   Net unrealized capital gain (loss) on
    investments, net of tax........................        30       (57)
   Retained earnings...............................       811       773
                                                      -------   -------
     Total stockholder's equity....................     1,892     1,729
                                                      -------   -------
   Total liabilities and stockholder's equity......   $77,569   $64,197
                                                      -------   -------
                                                      -------   -------



The accompanying notes to consolidated financial statements are an integral part of the above statements.

                                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY


                                                                       NET UNREALIZED
                                                                        CAPITAL GAIN
                                                                         (LOSS) ON                       TOTAL
                                            COMMON      CAPITAL         INVESTMENTS,     RETAINED    STOCKHOLDER'S
                                            STOCK       SURPLUS          NET OF TAX      EARNINGS       EQUITY
                                            ------   --------------    --------------    --------    -------------
                                                                        (IN MILLIONS)
 Balance, December 31, 1993..............     $6         $  676            $  (5)          $516         $1,193
   Net income............................     --             --               --            138            138
   Dividends declared on common stock....     --             --               --            (10)           (10)
   Capital contribution..................     --            150               --             --            150
   Change in net unrealized capital loss
    on investments, net of tax(1)........     --             --             (649)            --           (649)
                                              --
                                                         ------           ------         --------       ------
 Balance, December 31, 1994..............      6            826             (654)           644            822
   Net income............................     --             --               --            129            129
   Capital contribution..................     --            181               --             --            181
   Change in net unrealized capital gain
    on investments, net of tax...........     --             --              597             --            597
                                              --
                                                         ------           ------         --------       ------
 Balance, December 31, 1995..............      6          1,007              (57)           773          1,729
   Net income............................     --             --               --             38             38
   Capital contribution..................     --             38               --             --             38
   Change in net unrealized capital gain
    on investments, net of tax...........     --             --               87             --             87
                                              --
                                                         ------           ------         --------       ------
 Balance, December 31, 1996..............     $6         $1,045            $  30           $811         $1,892
                                              --
                                              --
                                                         ------           ------         --------       ------
                                                         ------           ------         --------       ------


------------------------

(1) The 1994 change in net unrealized capital loss on investments, net of tax, includes a gain of $91 due to the adoption of SFAS No. 115 as discussed in
    Note 2(b) of Notes to Consolidated Financial Statements.



The accompanying notes to consolidated financial statements are an integral part of the above statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                            FOR THE YEARS ENDED DECEMBER 31,
                                            --------------------------------
                                              1996        1995        1994
                                            --------    --------    --------
                                                     (IN MILLIONS)
 Operating Activities
   Net income............................   $     38    $    129    $    138
   Adjustments to net income:
   Net realized capital losses (gains) on
    sale of investments..................        213          11          (7)
   Net amortization of premium on fixed
    maturities...........................         14          21          41
   Increase in deferred income taxes.....       (102)       (172)       (128)
   Increase in deferred policy
    acquisition costs....................       (572)       (379)       (441)
   Decrease (increase) in premiums and
    amounts receivable...................         10         (81)         10
   Increase in accrued investment
    income...............................        (13)        (16)       (106)
   (Increase) decrease in other assets...       (132)       (177)        101
   Decrease (increase) in reinsurance
    recoverable..........................        179         (35)         75
   (Decrease) increase in liability for
    future policy benefits...............        (92)        483         224
   Increase in other liabilities.........        477         281         191
                                            --------    --------    --------
     Cash provided by operating
      activities.........................         20          65          98
                                            --------    --------    --------
 Investing Activities
   Purchases of fixed maturity
    investments..........................     (5,747)     (6,228)     (9,127)
   Sales of fixed maturity investments...      3,459       4,845       5,713
   Maturities and principal paydowns of
    fixed maturity investments...........      2,693       1,741       1,931
   Net purchase of other investments.....       (107)       (871)     (1,338)
   Net sales (purchases) of short-term
    investments..........................         84         (24)        135
                                            --------    --------    --------
     Cash provided by (used for)
      investing activities...............        382        (537)     (2,686)
                                            --------    --------    --------
 Financing Activities
   Capital contribution..................         38          --         150
   Dividends paid........................         --          --         (10)
   Net (disbursements for) receipts from
    investment and universal life-type
    contracts (charged from) credited to
    policyholder accounts................       (443)        498       2,467
                                            --------    --------    --------
     Cash (used for) provided by
      financing activities...............       (405)        498       2,607
                                            --------    --------    --------
   Net (decrease) increase in cash.......         (3)         26          19
   Cash--beginning of year...............         46          20           1
                                            --------    --------    --------
 Cash--end of year.......................   $     43    $     46    $     20
                                            --------    --------    --------
                                            --------    --------    --------



The accompanying notes to consolidated financial statements are an integral part of the above statements.

                                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1996
                                 (IN MILLIONS)


---------------------------------------------------

 1. ORGANIZATION AND DESCRIPTION OF BUSINESS


    These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries (the "Company"), ITT Hartford Life and Annuity Insurance Company ("ILA") and ITT Hartford International Life Reassurance Corporation ("HLRe"), formerly American Skandia Life Reinsurance Corporation. The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"), a direct subsidiary of Hartford Accident and Indemnity Company, an indirect subsidiary of ITT Hartford Group, Inc. ("The Hartford"). Hartford Life was formed on December 13, 1996 and capitalized on December 16, 1996 with the contribution of all the outstanding common stock of HLA. On February 10, 1997, The Hartford, the ultimate parent of Hartford Life, announced its intention to sell up to 20% of Hartford Life during the second quarter of 1997. Management believes that this transaction will not have a material impact on the operations of the Company (See Note 11).



    On December 19, 1995, ITT Industries, Inc. (formerly ITT Corporation)("ITT") distributed all the outstanding shares of capital stock of The Hartford to ITT stockholders of record on such date (the transactions relating to such distribution are referred to herein as the "ITT Spin-off"). As a result of the ITT Spin-off, The Hartford became an independent, publicly traded company.



    The Company is a leading insurance and financial services company which provides: (a) investment products such as individual variable annuities and fixed market value adjusted annuities, deferred compensation plan services and mutual funds for savings and retirement needs; (b) life insurance for income protection and estate planning; and (c) employee benefits products such as corporate owned life insurance.



---------------------------------------------------

 2. SIGNIFICANT ACCOUNTING POLICIES


(A) BASIS OF PRESENTATION



    These financial statements present the financial position, results of operations and cash flows of the Company, and all material intercompany transactions and balances between Hartford Life Insurance Company and its subsidiaries have been eliminated. The consolidated financial statements are prepared on a basis of generally accepted accounting principles which differ materially from the statutory accounting prescribed by various insurance regulatory authorities.



    The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



(B) CHANGES IN ACCOUNTING PRINCIPLES



    On November 14, 1996, the Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 96-12, "Recognition of Interest Income and Balance Sheet Classification of Structured Notes". This Issue requires companies to record income on certain structured securities on a retrospective interest method. The Company adopted EITF No. 96-12 for structured securities acquired after November 14, 1996. Adoption of EITF No. 96-12 did not have a material effect on the Company's financial condition or results of operations.



    In June 1996, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". This statement established criteria for determining whether transferred assets should be accounted for as sales or secured borrowings. Subsequently, in December 1996, the FASB issued SFAS No. 127, "Deferral of Effective Date of Certain Provisions of FASB Statement No. 125", which defers the effective date of certain provisions of SFAS No. 125 for one year. Adoption of SFAS No. 125 is not expected to have a material effect on the Company's financial condition or results of operations.



    In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation", which is effective in 1996. As permitted by SFAS No. 123, the Company continues to measure compensation costs of employee stock option plans (relating to options on common stock of The Hartford) using the intrinsic value method prescribed by Accounting Principles Board Opinion No. 25. As of February 10, 1997, the Company had not adopted an employee stock compensation plan. Certain officers of the Company participate in The Hartford's stock option plan.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


    Compensation costs allocated by The Hartford to the Company, as well as pro forma compensation costs as determined under SFAS No. 123, were immaterial to the results of operations for 1996 and 1995.



    Effective January 1, 1994, the Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The new standard requires, among other things, that securities be classified as "held-to-maturity", "available-for-sale" or "trading" based on the Company's intentions with respect to the ultimate disposition of the security and its ability to effect those intentions. The classification determines the appropriate accounting carrying value (cost basis or fair value) and, in the case of fair value, whether the fair value difference from cost, net of tax, impacts stockholder's equity directly or is reflected in the Consolidated Statements of Income. Investments in equity securities had previously been and continue to be recorded at fair value with the corresponding after-tax impact included in stockholder's equity. Under SFAS No. 115, the Company's fixed maturity investments are classified as "available-for-sale" and, accordingly, these investments are reflected at fair value with the corresponding impact included as a component of stockholder's equity designated as "Net unrealized capital gain (loss) on investments, net of tax." As with the underlying investment security, unrealized capital gains and losses on derivative financial instruments are considered in determining the fair value of the portfolios. The impact of adoption was an increase to stockholder's equity of $91 million. The Company's cash flows were not impacted by this change in accounting principle.



(C) REVENUE RECOGNITION



    Revenues for universal life policies and investment products consist of policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances and are recognized in the period in which services are provided. Premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders.



(D) FUTURE POLICY BENEFITS AND OTHER POLICYHOLDER FUNDS



    Liabilities for future policy benefits are computed by the net level premium method using interest rate assumptions varying from 3% to 11% and withdrawal and mortality assumptions appropriate at the time the policies were issued. Liabilities for universal life-type and investment contracts are stated at policyholder account values before surrender charges.



(E) DEFERRED POLICY ACQUISITION COSTS



    Policy acquisition costs, including commissions and certain underwriting expenses associated with acquiring business, are deferred and amortized over the estimated lives of the contracts, generally 20 years. Generally, acquisition costs are deferred and amortized using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of expected gross profits from surrender charges, investment, mortality and expense margins. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates, when appropriate, and evaluates the recoverability of the deferred acquisition cost asset. When appropriate, management revises its assumptions on the estimated gross profits of these contracts and the cumulative amortization for the books of business are reestimated and readjusted by a cumulative charge or credit to income.



(F) POLICYHOLDER REALIZED CAPITAL GAINS AND LOSSES



    Realized capital gains and losses on security transactions associated with the Company's immediate participation guaranteed contracts are excluded from revenues and deferred, since under the terms of the contracts the realized gains and losses will be credited to policyholders in future years as they are entitled to receive them.



(G) FOREIGN CURRENCY TRANSLATION



    Foreign currency translation gains and losses are reflected in stockholder's equity. Balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of international operations are generally their functional currencies.



(H) INVESTMENTS



    The Company's investments in fixed maturities include bonds, redeemable preferred stock and commercial paper which are classified as "available-for-sale" and accordingly are carried at fair value with the after-tax difference from cost reflected as a component of stockholder's equity designated as "Net unrealized capital gain (loss) on investments, net of tax". Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value with the after-tax difference from cost reflected in stockholder's equity. Policy and mortgage loans are each carried at their outstanding balance which approximates fair value. Investments in partnerships and trusts are carried at cost. Net realized capital gains (losses), after deducting the policyholders' share, are reported as a component of revenue and are determined on a specific identification basis.



    The Company's accounting policy for impairment recognition requires recognition of an other than temporary impairment charge on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligations of the security. In addition, the Company has established specific criteria to be used in the

                                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


impairment evaluation of an individual portfolio of assets. Specifically, if the asset portfolio is supporting a runoff operation, is forced to be liquidated prior to maturity to meet liability commitments, and has fair value below amortized cost, which will not materially fluctuate as a result of future interest rate changes, then an other than temporary impairment condition has been determined to have occurred. Each individual security within that portfolio is evaluated to determine whether or not it is impaired. Once an impairment charge has been recorded, the Company then continues to review the individual impaired securities for appropriate valuation on an ongoing basis.



    During 1996, it was determined that certain individual securities within the investment portfolio supporting the Company's closed block of guaranteed rate contracts ("Closed Book GRC") were impaired. With the initiation of certain hedge transactions, which eliminated the possibility that the fair value of the Closed Book GRC investments would recover to their current amortized cost, an other than temporary impairment loss of $88 after tax was determined to have occurred and was recorded.



(I) DERIVATIVE FINANCIAL INSTRUMENTS



    The Company uses a variety of derivative financial instruments including swaps, caps, floors, forwards and exchange traded financial futures and options as part of an overall risk management strategy. These instruments are used as a means of hedging exposure to price, foreign currency and/or interest rate risk on anticipated investment purchases or existing assets and liabilities. The Company does not hold or issue derivative financial instruments for trading purposes. The Company's accounting for derivative financial instruments used to manage risk is in accordance with the concepts established in SFAS No. 80, "Accounting for Futures Contracts," SFAS No. 52, "Foreign Currency Translation", American Institute of Certified Public Accountants Statement of Position 86-2, "Accounting for Options", and various EITF pronouncements. Written options are, in all cases, used in conjunction with other assets and derivatives as part of the Company's asset/liability management strategies. Derivative instruments are carried at values consistent with the asset or liability being hedged. Derivatives used to hedge fixed maturities or equities are carried at fair value with the after-tax difference from cost reflected in stockholder's equity. Derivatives used to hedge other invested assets or liabilities are carried at cost.



    Derivatives must be designated at inception as a hedge and measured for effectiveness both at inception and on an ongoing basis. The Company's minimum correlation threshold for hedge designation is 80%. If correlation, which is assessed monthly and measured based on a rolling three month average, falls below 80%, hedge accounting will be terminated. Derivatives used to create a synthetic asset must meet synthetic accounting criteria including designation at inception and consistency of terms between the synthetic and the instrument being replicated. Interest rate swaps are the primary type of derivatives used to convert London interbank offered quotations for U.S. dollar deposits ("LIBOR") based variable rate instruments to fixed rate instruments. Synthetic instrument accounting, consistent with industry practice, provides that the synthetic asset is accounted for like the financial instrument it is intended to replicate. Derivatives which fail to meet risk management criteria are marked to market with the impact reflected in the Consolidated Statements of Income.



    Gains or losses on financial futures contracts entered into in anticipation of the future receipt of product cash flows are deferred and, at the time of the ultimate purchase, reflected as an adjustment to the cost basis of the purchased asset. Gains or losses on futures used in invested asset risk management are deferred and adjusted into the cost basis of the hedged asset when the futures contracts are closed, except for futures used in duration hedging which are deferred and are adjusted into the cost basis on a quarterly basis. The adjustments to the cost basis are amortized into investment income over the remaining asset life.



    Open forward commitment contracts are marked to market through stockholder's equity. Such contracts are recorded at settlement by recording the purchase of the specified securities at the previously committed price. Gains or losses resulting from the termination of the forward commitment contracts before the delivery of the securities are recognized immediately in the Consolidated Statements of Income as a component of net investment income.



    The cost of purchased options and/or premiums received on covered written options, entered into as part of an asset/liability management strategy, is/are adjusted into the cost basis of the underlying asset or liability and amortized over the remaining life of the hedge. Gains or losses on expiration or termination of the hedge are adjusted into the basis of the underlying asset or liability and amortized over the remaining asset life. The Company had no written options as of December 31, 1996 and 1995.



    Interest rate swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the life of the swap agreement as an adjustment to income. Should the swap be terminated, the gain or loss is adjusted into the basis of the asset or liability and amortized over the remaining life. Should the hedged asset be sold or liability terminated without terminating the swap position, any swap gains or losses are immediately recognized in earnings. Interest rate swaps purchased in anticipation of an asset purchase (an "anticipatory transaction") are recognized consistent with the underlying asset components such that the settlement component is recognized in the Consolidated Statements of Income while the change in market value is recognized as an unrealized gain or loss.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


    Premiums paid on purchased floor or cap agreements and the premium received on issued floor or cap agreements (used for risk management) are adjusted into the basis of the applicable asset and amortized over the asset life. Gains or losses on termination of such positions are adjusted into the basis of the asset or liability and amortized over the remaining asset life. Net payments are recognized as an adjustment to income or basis adjusted and amortized depending on the specific hedge strategy.


    Forward exchange contracts and foreign currency swaps are accounted for in accordance with SFAS No. 52.



(J) RELATED PARTY TRANSACTIONS


    Transactions of the Company with HLA and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees and payment of dividends and capital contributions. In addition, certain affiliated insurance companies purchased group annuity contracts from the Company to fund pension costs and claim annuities to settle casualty claims. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses, are initially paid by Hartford Fire Insurance Company, an indirect subsidiary of The Hartford ("Hartford Fire"). Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on the type, are allocated based on either a percentage of direct expenses or on utilization. Indirect expenses allocated to the Company by Hartford Fire were $40, $45 and $41 in 1996, 1995 and 1994, respectively. Management of the Company believes that the methods used are reasonable. In addition, the Company was charged its share of costs allocated to The Hartford by ITT prior to the ITT Spin-off, which were immaterial in 1995 and 1994. The Company had a receivable from The Hartford of $1 and a payable to The Hartford of $2 at December 31, 1996 and 1995, respectively.



    In 1996, the Company ceded approximately $33.3 billion of group life insurance in force and $318 million of disability premium to HLA and assumed $8.5 billion of individual life insurance in force from HLA.


    On June 30, 1995, the ownership of ITT Lyndon Insurance Company was transferred to the Company via a capital contribution of $181 million, representing the net assets of the company. Also, in 1996, the Company received a capital contribution of $37.5 million from its parent HLA.


(K) DIVIDENDS TO POLICYHOLDERS



    Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of the life insurance subsidiaries of the Company. The participating insurance in force accounted for 44%, 41%, and 43% in 1996, 1995, and 1994, respectively, of total life insurance in force.



---------------------------------------------------

 3. INVESTMENTS


(A) COMPONENTS OF NET INVESTMENT INCOME



                                     YEAR ENDED DECEMBER 31,
                                 -------------------------------
                                   1996       1995       1994
                                 ---------  ---------  ---------
Interest income................  $   1,452  $   1,338  $   1,247
(Losses) income from other
 investments...................        (42)         1         54
                                 ---------  ---------  ---------
Gross investment income........      1,410      1,339      1,301
Less: Investment expenses......         13         11          9
                                 ---------  ---------  ---------
Net investment income..........  $   1,397  $   1,328  $   1,292
                                 ---------  ---------  ---------
                                 ---------  ---------  ---------



(B) COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)



                                     YEAR ENDED DECEMBER 31,
                                 -------------------------------
                                   1996       1995       1994
                                 ---------  ---------  ---------
Fixed maturities...............  $    (201) $      23  $     (34)
Equity securities..............          2         (6)       (11)
Real estate and other..........         (4)       (25)        47
Less: (Increase) decrease in
 liability to policyholders for
 realized capital gains
 (losses)......................        (10)        (3)         5
                                 ---------  ---------  ---------
Net realized capital (losses)
 gains.........................  $    (213) $     (11) $       7
                                 ---------  ---------  ---------
                                 ---------  ---------  ---------



(C) NET UNREALIZED CAPITAL GAINS (LOSSES) ON EQUITY SECURITIES



                                         YEAR ENDED DECEMBER 31,
                                   -----------------------------------
                                      1996         1995        1994
                                      -----        -----     ---------
Gross unrealized gains...........   $      13    $       4   $       2
Gross unrealized losses..........          (1)          (2)        (11)
                                          ---          ---   ---------
Net unrealized capital gains
 (losses)........................          12            2          (9)
Deferred income tax liability
 (asset).........................           4            1          (3)
                                          ---          ---   ---------
Net unrealized capital gains
 (losses), after tax.............           8            1          (6)
Balance beginning of year........           1           (6)         (5)
                                          ---          ---   ---------
Change in net unrealized capital
 gains (losses) on investments...   $       7    $       7   $      (1)
                                          ---          ---   ---------
                                          ---          ---   ---------

                                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


(D) NET UNREALIZED CAPITAL GAINS (LOSSES) ON FIXED MATURITIES


                                                                                                             YEAR ENDED DECEMBER
                                                                                                                     31,
                                                                                                             --------------------
                                                                                                               1996       1995
                                                                                                             ---------  ---------
Gross unrealized gains.....................................................................................  $     386  $     529
Gross unrealized losses....................................................................................       (341)      (569)
Unrealized (gains) losses credited to policyholders........................................................        (11)       (52)
                                                                                                             ---------  ---------
Net unrealized capital gains (losses)......................................................................         34        (92)
Deferred income tax liability (asset)......................................................................         12        (34)
                                                                                                             ---------  ---------
Net unrealized capital gains (losses), after tax...........................................................         22        (58)
Balance beginning of year..................................................................................        (58)      (648)
                                                                                                             ---------  ---------
Change in net unrealized capital gains (losses) on investments.............................................  $      80  $     590
                                                                                                             ---------  ---------
                                                                                                             ---------  ---------


                                                                                                               1994
                                                                                                             ---------
Gross unrealized gains.....................................................................................  $     150
Gross unrealized losses....................................................................................     (1,185)
Unrealized (gains) losses credited to policyholders........................................................         37
                                                                                                             ---------
Net unrealized capital gains (losses)......................................................................       (998)
Deferred income tax liability (asset)......................................................................       (350)
                                                                                                             ---------
Net unrealized capital gains (losses), after tax...........................................................       (648)
Balance beginning of year..................................................................................        161
                                                                                                             ---------
Change in net unrealized capital gains (losses) on investments.............................................  $    (809)
                                                                                                             ---------
                                                                                                             ---------



(E) COMPONENTS OF FIXED MATURITIES INVESTMENTS


                                                                                                     AS OF DECEMBER 31, 1996
                                                                                                ---------------------------------
                                                                                                               GROSS UNREALIZED
                                                                                                 AMORTIZED   --------------------
                                                                                                   COST        GAINS     LOSSES
                                                                                                -----------  ---------  ---------
U.S. government and government agencies and authorities (guaranteed and sponsored)............   $     166   $      12  $      (3)
U.S. government and government agencies and authorities (guaranteed and
 sponsored)--asset-backed.....................................................................       1,970         161       (128)
States, municipalities and political subdivisions.............................................         373           6        (11)
International governments.....................................................................         281          12         (4)
Public utilities..............................................................................         877          12         (8)
All other corporate including international...................................................       4,656         120       (107)
All other corporate--asset-backed.............................................................       3,601          49        (59)
Short-term investments........................................................................       1,655          14        (21)
                                                                                                -----------  ---------  ---------
    Total fixed maturities....................................................................   $  13,579   $     386  $    (341)
                                                                                                -----------  ---------  ---------
                                                                                                -----------  ---------  ---------


                                                                                                     AS OF DECEMBER 31, 1995
                                                                                                ---------------------------------
                                                                                                               GROSS UNREALIZED
                                                                                                 AMORTIZED   --------------------
                                                                                                   COST        GAINS     LOSSES
                                                                                                -----------  ---------  ---------
U.S. government and government agencies and authorities (guaranteed and sponsored)............   $     502   $       4  $      (9)
U.S. government and government agencies and authorities (guaranteed and
 sponsored)--asset-backed.....................................................................       3,568         210       (387)
States, municipalities and political subdivisions.............................................         201           4         (3)
International governments.....................................................................         291          19         (4)
Public utilities..............................................................................         949          29         (2)
All other corporate including international...................................................       3,065          76        (55)
All other corporate--asset-backed.............................................................       5,056         187       (109)
Short-term investments........................................................................         808          --         --
                                                                                                -----------  ---------  ---------
    Total fixed maturities....................................................................   $  14,440   $     529  $    (569)
                                                                                                -----------  ---------  ---------
                                                                                                -----------  ---------  ---------


                                                                                                  FAIR
                                                                                                  VALUE
                                                                                                ---------
U.S. government and government agencies and authorities (guaranteed and sponsored)............  $     175
U.S. government and government agencies and authorities (guaranteed and
 sponsored)--asset-backed.....................................................................      2,003
States, municipalities and political subdivisions.............................................        368
International governments.....................................................................        289
Public utilities..............................................................................        881
All other corporate including international...................................................      4,669
All other corporate--asset-backed.............................................................      3,591
Short-term investments........................................................................      1,648
                                                                                                ---------
    Total fixed maturities....................................................................  $  13,624
                                                                                                ---------
                                                                                                ---------

                                                                                                  FAIR
                                                                                                  VALUE
                                                                                                ---------
U.S. government and government agencies and authorities (guaranteed and sponsored)............  $     497
U.S. government and government agencies and authorities (guaranteed and
 sponsored)--asset-backed.....................................................................      3,391
States, municipalities and political subdivisions.............................................        202
International governments.....................................................................        306
Public utilities..............................................................................        976
All other corporate including international...................................................      3,086
All other corporate--asset-backed.............................................................      5,134
Short-term investments........................................................................        808
                                                                                                ---------
    Total fixed maturities....................................................................  $  14,400
                                                                                                ---------
                                                                                                ---------

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


    The amortized cost and fair value of fixed maturities at December 31, 1996, by maturity, are shown below. Asset-backed securities, including mortgage-backed securities and collateralized mortgage obligations, are distributed to maturity year based on the Company's estimates of the rate of future prepayments of principal over the remaining lives of such securities. These estimates are developed using prepayment speeds reported in broker consensus data and can be expected to vary from actual experience. Expected maturities differ from contractual maturities due to call or prepayment provisions.



         MATURITY           AMORTIZED COST  FAIR VALUE
--------------------------  --------------  -----------
One year or less..........    $    2,632     $   2,642
Over one year through five
 years....................         5,871         5,928
Over five years through
 ten years................         3,320         3,311
Over ten years............         1,756         1,743
                                 -------    -----------
    Total.................    $   13,579     $  13,624
                                 -------    -----------
                                 -------    -----------



    Sales of fixed maturities excluding short-term fixed maturities for the years ended December 31, 1996, 1995 and 1994 resulted in proceeds of $3,459, $4,848 and $5,708, respectively, resulting in gross realized capital gains of $87, $91 and $71, respectively, and gross realized capital losses (including investment writedowns) of $298, $72 and $100, respectively, not including policyholder gains and losses. Sales of equity securities for the years ended December 31, 1996, 1995 and 1994 resulted in proceeds of $74, $64 and $159, respectively, resulting in gross realized capital gains of $2, $28 and $3, respectively, and gross realized capital losses of $0, $59 and $14, respectively, not including policyholder gains and losses.



(F) CONCENTRATION OF CREDIT RISK



    As of December 31, 1996, the Company had a reinsurance recoverable of $3.8 billion from Mutual Benefit Life Assurance Corporation ("Mutual Benefit"), supported by assets in a security trust of $3.8 billion (including policy loans of $3.3 billion). The risk of Mutual Benefit becoming insolvent is mitigated by the reinsurance agreement's requirement that the assets be kept in a security trust with the Company as sole beneficiary. Excluding investments in U.S. government and agencies, the Company has no other significant concentrations of credit risk in fixed maturities.



(G) DERIVATIVE INVESTMENTS



    Derivatives play an important role in facilitating the management of interest rate risk, creating opportunities to fund product obligations hedging against indexation risks that affect the value of certain liabilities and adjusting broad investment risk characteristics when dictated by significant changes in market risks. As an end user of derivatives, the Company uses a variety of derivative financial instruments, including swaps, caps, floors, forwards and exchange traded financial futures and options in order to hedge exposure to price, foreign currency and/or interest rate risk on anticipated investment purchases or existing assets and liabilities. The notional amounts of derivative contracts represent the basis upon which pay and receive amounts are calculated and are not reflective of credit risk for derivative contracts. Credit risk for derivative contracts is limited to the amounts calculated to be due to the Company on such contracts. The Company believes it maintains prudent policies regarding the financial stability and credit standing of its major counterparties and typically requires credit enhancement provisions to further limit its credit risk. Many of these derivative contracts are bilateral agreements that are not assignable without the consent of the relevant counterparty. Notional amounts pertaining to derivative financial instruments totaled $9.9 billion and $8.8 billion at December 31, 1996 and 1995, respectively ($7.4 billion and $7.1 billion related to life insurance investments and $2.5 billion and $1.7 billion related to life insurance liabilities at December 31, 1996 and 1995, respectively).

                                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


    The following table summarizes the Company's derivatives, segregated by major categories, as of December 31, 1996 and 1995:


                                                                             AMOUNTS HEDGED (NOTIONAL AMOUNTS) (EXCLUDING
                                                                                          LIABILITY HEDGES)
                                                                          --------------------------------------------------
                                                                                                   PURCHASED
                                                                            TOTAL    ISSUED CAPS   OPTIONS,
                                                                          CARRYING        &         CAPS &
1996                                                                        VALUE     FLOORS(C)    FLOORS(D)    FUTURES(E)
------------------------------------------------------------------------  ---------  -----------  -----------  -------------
Asset-backed securities (excluding inverse floaters and anticipatory)...  $   5,242   $     500    $   2,454     $      --
Inverse floaters(a).....................................................        352          98          856            --
Anticipatory(g).........................................................         --          --           --           132
Other bonds and notes...................................................      7,369         425          440             5
Short-term investments..................................................        661          --           --            --
                                                                          ---------  -----------  -----------        -----
    Total fixed maturities..............................................     13,624       1,023        3,750           137
Equity securities, policy loans and other investments...................      4,011          --           --            --
                                                                          ---------  -----------  -----------        -----
    Total investments...................................................  $  17,635   $   1,023    $   3,750     $     137
                                                                          ---------  -----------  -----------        -----
                                                                          ---------  -----------  -----------        -----
    Total derivatives-fair value(b).....................................              $     (10)   $      35     $      --
                                                                                     -----------  -----------        -----
                                                                                     -----------  -----------        -----


                                                                             AMOUNTS HEDGED (NOTIONAL AMOUNTS) (EXCLUDING
                                                                                          LIABILITY HEDGES)
                                                                          --------------------------------------------------
                                                                                                   PURCHASED
                                                                            TOTAL    ISSUED CAPS   OPTIONS,
                                                                          CARRYING        &         CAPS &
1995                                                                        VALUE     FLOORS(C)    FLOORS(D)    FUTURES(E)
------------------------------------------------------------------------  ---------  -----------  -----------  -------------
Asset-backed securities (excluding inverse floaters and anticipatory)...  $   5,764   $     118    $   3,133     $     322
Inverse floaters(a).....................................................        711         560          354             6
Anticipatory(g).........................................................         --          --           --           213
Other bonds and notes...................................................      7,118          33           66           322
Short-term investments..................................................        807          --           --            --
                                                                          ---------  -----------  -----------        -----
    Total fixed maturities..............................................     14,400         711        3,553           863
Equity securities, policy loans and other investments...................      3,865          --           --            --
                                                                          ---------  -----------  -----------        -----
    Total investments...................................................  $  18,265   $     711    $   3,553     $     863
                                                                          ---------  -----------  -----------        -----
                                                                          ---------  -----------  -----------        -----
    Total derivatives-fair value(b).....................................              $     (32)   $      46     $      --
                                                                                     -----------  -----------        -----
                                                                                     -----------  -----------        -----


                                                                           INTEREST      FOREIGN       TOTAL
                                                                             RATE       CURRENCY     NOTIONAL
1996                                                                       SWAPS(H)     SWAPS(F)      AMOUNT
------------------------------------------------------------------------  -----------  -----------  -----------
Asset-backed securities (excluding inverse floaters and anticipatory)...   $     941    $      --    $   3,895
Inverse floaters(a).....................................................         346           --        1,300
Anticipatory(g).........................................................          --           --          132
Other bonds and notes...................................................       1,079          125        2,074
Short-term investments..................................................          --           --           --
                                                                          -----------       -----   -----------
    Total fixed maturities..............................................       2,366          125        7,401
Equity securities, policy loans and other investments...................          19           --           19
                                                                          -----------       -----   -----------
    Total investments...................................................   $   2,385    $     125    $   7,420
                                                                          -----------       -----   -----------
                                                                          -----------       -----   -----------
    Total derivatives-fair value(b).....................................   $     (25)   $      (9)   $      (9)
                                                                          -----------       -----   -----------
                                                                          -----------       -----   -----------

                                                                           INTEREST      FOREIGN       TOTAL
                                                                             RATE       CURRENCY     NOTIONAL
1995                                                                       SWAPS(H)     SWAPS(F)      AMOUNT
------------------------------------------------------------------------  -----------  -----------  -----------
Asset-backed securities (excluding inverse floaters and anticipatory)...   $     290    $      --    $   3,863
Inverse floaters(a).....................................................         681           --        1,601
Anticipatory(g).........................................................          25           --          238
Other bonds and notes...................................................         757          187        1,365
Short-term investments..................................................          --           --           --
                                                                          -----------       -----   -----------
    Total fixed maturities..............................................       1,753          187        7,067
Equity securities, policy loans and other investments...................          18           --           18
                                                                          -----------       -----   -----------
    Total investments...................................................   $   1,771    $     187    $   7,085
                                                                          -----------       -----   -----------
                                                                          -----------       -----   -----------
    Total derivatives-fair value(b).....................................   $    (108)   $     (24)   $    (118)
                                                                          -----------       -----   -----------
                                                                          -----------       -----   -----------


------------------------

(a) Inverse floaters are variations of collateralized mortgage obligations ("CMOs") for which the coupon rates move inversely with an index rate such as LIBOR. The risk to principal is considered negligible as the underlying collateral for the securities is guaranteed or sponsored by government agencies. To address the volatility risk created by the coupon variability, the Company uses a variety of derivative instruments, primarily interest rate swaps and purchased caps and floors.


(b) The fair value of derivative instruments including swaps, caps, floors, futures, options and forward commitments, was determined using a pricing model which is validated through quarterly comparison to dealer quoted market prices, for 1996 and dealer quoted prices for 1995.


(c) The 1996 data includes issued caps of $433 with a weighted average strike rate of 8.21% (ranging from 7.0% to 9.5%) and over 93% maturing in 2000 through 2005. In addition, issued floors totaled $590, had a weighted average strike rate of 5.17% (ranging from 5.00% to 7.85%) with all of them maturing by the end of 2005. The 1995 data includes issued caps of $475 with a weighted average strike rate of 8.5% (ranging from 7.0% to 10.4%) and over 85% maturing in 2000 through 2004. In addition, issued floors totaled $236, had a weighted average strike rate of 8.1% (ranging from 5.3% to 10.9%) and mature through 2007, with 76% maturing by 2004.


(d) The 1996 data includes purchased floors of $2.4 billion and purchased caps of $1.3 billion. The floors had a weighted average strike rate of 5.84% (ranging from 3.70% to 7.85%) and over 87% mature in 1997 through 1999. The options mature in 1997. The caps had a weighted average strike rate of 7.59% (ranging from 4.40% to 10.125%) and over 76% mature in 1997 through 2001. The 1995 data includes purchased floors of $1.8 billion and purchased caps of $1.7 billion. The floors had a weighted average strike price of 5.8% (ranging from 3.7% to 6.8%) and over 85% mature in 1997 through 1999. The caps had a weighted average strike price of 7.5% (ranging from 4.5% and 10.1%) and over 82% mature in 1997 through 1999.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


(e) As of December 31, 1996 and 1995, over 39% and 95%, respectively, of the notional futures contracts, expire within one year.


(f) As of December 31, 1996 and 1995, over 42% and 25%, respectively, of the Company's foreign currency swaps, expire within one year; the balance mature over the succeeding 4 to 5 years.


(g) Deferred gains and losses on anticipatory transactions are included in the carrying value of bond investments in the Consolidated Balance Sheets. At the time of the ultimate purchase, they are reflected as a basis adjustment to the purchased asset. At December 31, 1996, the Company had $1 million in net deferred gains for futures, interest rate swaps and purchased options. The Company expects to basis adjust $1 million of the deferred gains in 1997. At December 31, 1995, the Company had $5.3 million in net deferred gains for futures, interest rate swaps and purchased options.


(h) The following table summarizes the maturities by notional value of interest rate swaps outstanding at December 31, 1996 and 1995, and the related weighted average interest pay rate or receive rate. The variable rates represent spot rates (primarily 90 day LIBOR), as of December 31, 1996 and 1995. Such variable rates have been calculated assuming that the spot rates remain unchanged throughout the life of the interest rate swaps.


1996                                                             1997         1998         1999         2000         2001
------------------------------------------------------------  -----------  -----------  -----------  -----------  -----------
  PAY FIXED/RECEIVE VARIABLE
    Notional Value                                                   $--         $50          $125          $35         $125
    Weighted Average Pay Rate                                         --          5.7 %        5.9 %        5.5 %        5.5%
    Weighted Average Receive Rate                                     --          3.2 %         --          6.5 %        6.4%
  PAY VARIABLE/RECEIVE FIXED
    Notional Value                                                   $86          $25         $486          $74         $582
    Weighted Average Pay Rate                                        7.5 %         --          6.4 %        6.7 %        7.0%
    Weighted Average Receive Rate                                    5.6 %         --          5.6 %        5.7 %        6.2%
  PAY VARIABLE/RECEIVE DIFFERENT VARIABLE
    Notional Value                                                   $19          $15          $--         $200          $--
    Weighted Average Pay Rate                                        5.9 %        5.7 %         --          6.4 %         --
    Weighted Average Receive Rate                                    3.7 %        5.5 %         --          5.0 %         --
    Total Interest Rate Swaps                                       $105          $90         $611         $309         $707
    Total Weighted Average Pay Rate                                  7.2 %        5.7 %        6.3 %        6.4 %        6.7%
    Total Weighted Average Receive Rate                              5.2 %        3.8 %        4.3 %        5.4 %        6.3%


1995                                                             1996         1997         1998         1999         2000
------------------------------------------------------------  -----------  -----------  -----------  -----------  -----------
  PAY FIXED/RECEIVE VARIABLE
    Notional Value                                                  $15           $50          $--         $453          $31
    Weighted Average Pay Rate                                        5.0 %        7.2 %         --          8.1 %        7.1%
    Weighted Average Receive Rate                                    5.8 %        5.9 %         --          5.8 %        5.7%
  PAY VARIABLE/RECEIVE FIXED
    Notional Value                                                  $100          $68          $25          $25          $35
    Weighted Average Pay Rate                                        5.9 %        8.6 %        5.9 %         --          5.9%
    Weighted Average Receive Rate                                    2.4 %        7.9 %        4.0 %         --          6.5%
  PAY VARIABLE/RECEIVE DIFFERENT VARIABLE
    Notional Value                                                   $50          $18          $36          $12         $200
    Weighted Average Pay Rate                                        5.8 %         --          3.7 %        3.5 %        4.5%
    Weighted Average Receive Rate                                    5.4 %         --          5.6 %        5.2 %        6.8%
    Total Interest Rate Swaps                                       $165         $136          $61         $490         $266
    Total Weighted Average Pay Rate                                  5.8 %        7.8 %        4.6 %        7.6 %        5.0%
    Total Weighted Average Receive Rate                              3.6 %        7.2 %        4.9 %        5.4 %        6.6%

                                                                                            LATEST
1996                                                           THEREAFTER       TOTAL      MATURITY
------------------------------------------------------------  -------------  -----------  -----------
  PAY FIXED/RECEIVE VARIABLE
    Notional Value                                                   $170          $505         2003
    Weighted Average Pay Rate                                         5.7  %        5.7 %
    Weighted Average Receive Rate                                     6.9  %        4.7 %
  PAY VARIABLE/RECEIVE FIXED
    Notional Value                                                   $349        $1,602         2007
    Weighted Average Pay Rate                                         6.9  %        6.8 %
    Weighted Average Receive Rate                                     5.9  %        5.9 %
  PAY VARIABLE/RECEIVE DIFFERENT VARIABLE
    Notional Value                                                    $44          $278         2003
    Weighted Average Pay Rate                                        12.9  %        7.4 %
    Weighted Average Receive Rate                                     6.4  %        5.2 %
    Total Interest Rate Swaps                                        $563        $2,385         2007
    Total Weighted Average Pay Rate                                   7.0  %        6.6 %
    Total Weighted Average Receive Rate                               6.3  %        5.5 %
                                                                                            LATEST
1995                                                           THEREAFTER       TOTAL      MATURITY
------------------------------------------------------------  -------------  -----------  -----------
  PAY FIXED/RECEIVE VARIABLE
    Notional Value                                                   $229          $778         2004
    Weighted Average Pay Rate                                         7.8  %        7.8 %
    Weighted Average Receive Rate                                     5.9  %        5.9 %
  PAY VARIABLE/RECEIVE FIXED
    Notional Value                                                   $190          $443         2007
    Weighted Average Pay Rate                                         5.4  %        5.4 %
    Weighted Average Receive Rate                                     6.9  %        6.9 %
  PAY VARIABLE/RECEIVE DIFFERENT VARIABLE
    Notional Value                                                   $234          $550         2004
    Weighted Average Pay Rate                                        16.3  %        5.7 %
    Weighted Average Receive Rate                                     5.9  %        6.4 %
    Total Interest Rate Swaps                                        $653        $1,771         2007
    Total Weighted Average Pay Rate                                   7.3  %        6.9 %
    Total Weighted Average Receive Rate                               6.3  %        5.8 %



    In addition, interest rate sensitivity related to certain Company insurance liabilities was altered primarily through interest rate swap agreements. The notional amount of the liability agreements in which the Company generally pays one variable rate in exchange for another was $2.4 billion and $1.7 billion at December 31, 1996 and 1995, respectively. As of December 31, 1996, the weighted average pay rate was 5.6% and the weighted average receive rate was 6.5%. These agreements mature at various times through 2001.

                                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


    A reconciliation between notional amounts at December 31, 1995 and 1996 by derivative type and strategy is as follows:


                                                                                        BY DERIVATIVE TYPE
                                                                           ---------------------------------------------
                                                                               12/31/95                     MATURITIES/
                                                                            NOTIONAL AMOUNT    ADDITIONS   TERMINATIONS
                                                                           -----------------  -----------  -------------
Caps.....................................................................      $   2,184       $   1,286     $   1,715
Floors...................................................................          2,180           2,053         1,065
Options..................................................................             --              10            --
Swaps/Forwards...........................................................          3,566           3,989         2,694
Futures..................................................................            863           2,092         2,818
                                                                                  ------      -----------       ------
    Total................................................................      $   8,793       $   9,430     $   8,292
                                                                                  ------      -----------       ------
                                                                                  ------      -----------       ------


                                                                                            BY STRATEGY
                                                                           ---------------------------------------------
                                                                               12/31/95                     MATURITIES/
                                                                            NOTIONAL AMOUNT    ADDITIONS   TERMINATIONS
                                                                           -----------------  -----------  -------------
Liability................................................................      $   1,708       $   1,940     $   1,137
Anticipatory.............................................................            238             516           622
Asset....................................................................          2,984           1,265         2,137
Portfolio................................................................          3,863           5,709         4,396
                                                                                  ------      -----------       ------
    Total................................................................      $   8,793       $   9,430     $   8,292
                                                                                  ------      -----------       ------
                                                                                  ------      -----------       ------


                                                                               12/31/96
                                                                            NOTIONAL AMOUNT
                                                                           -----------------
Caps.....................................................................      $   1,755
Floors...................................................................          3,168
Options..................................................................             10
Swaps/Forwards...........................................................          4,861
Futures..................................................................            137
                                                                                  ------
    Total................................................................      $   9,931
                                                                                  ------
                                                                                  ------

                                                                               12/31/96
                                                                            NOTIONAL AMOUNT
                                                                           -----------------
Liability................................................................      $   2,511
Anticipatory.............................................................            132
Asset....................................................................          2,112
Portfolio................................................................          5,176
                                                                                  ------
    Total................................................................      $   9,931
                                                                                  ------
                                                                                  ------



(H) FAIR VALUE OF FINANCIAL INSTRUMENTS



                                                                                  AS OF DECEMBER 31,    AS OF DECEMBER 31,
                                                                                         1996                  1995
                                                                                 --------------------  --------------------
                                                                                 CARRYING     FAIR     CARRYING     FAIR
                                                                                  AMOUNT      VALUE     AMOUNT      VALUE
                                                                                 ---------  ---------  ---------  ---------
ASSETS
  Fixed maturities.............................................................  $  13,624  $  13,624  $  14,400  $  14,400
  Equity securities............................................................        119        119         63         63
  Policy loans.................................................................      3,836      3,836      3,381      3,381
  Mortgage loans...............................................................          2          2        265        265
  Investments in partnerships and trust........................................         48         48         94         97
  Other........................................................................          6         56         62         62
LIABILITIES
  Other policy benefits........................................................  $  11,707  $  11,469  $  12,727  $  12,767



    The following methods and assumptions were used to estimate the fair value of each class of financial instrument: fair value for fixed maturities and equity securities approximate those quotations published by applicable stock exchanges or received from other reliable sources; policy and mortgage loan carrying amounts approximate fair value; investments in partnerships and trusts are based on external market valuations from partnership and trust managements; fair value of derivative instruments, including swaps, caps, floors, futures, and forward commitments, is determined by using a pricing model which is validated through quarterly comparison to dealer quoted market prices; and other policy benefits payable for investment type contracts are determined by estimating future cash flows discounted at the year end market rate.



---------------------------------------------------

 4. INCOME TAX


    Hartford Life and The Hartford have entered into a tax sharing agreement under which each member, including the Company, in the consolidated U.S. federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by Hartford Life for the Company, subject to certain adjustments, generally will be determined as though the Company were to file separate federal, state and local income tax returns.



    As long as The Hartford continues to beneficially own, directly or indirectly, at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of Hartford Life, the Company will be included for federal income tax purposes in the consolidated group of which The Hartford is the common parent. It is the current intention of The Hartford and its subsidiaries to continue to file a consolidated federal income tax return. The Company will continue to remit to (receive from) The Hartford a current income tax provision (benefit) computed in accordance with such tax sharing agreement. The Company's effective tax rate was 35%, 32% and 32% in 1996, 1995 and 1994, respectively.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


    Income tax expense was as follows:



                                        FOR THE YEARS ENDED DECEMBER
                                                     31,
                                       -------------------------------
                                         1996       1995       1994
                                       ---------  ---------  ---------
 Current.............................  $     122  $     211  $     185
  Deferred...........................       (102)      (149)      (120)
                                       ---------  ---------  ---------
    Total............................  $      20  $      62  $      65
                                       ---------  ---------  ---------
                                       ---------  ---------  ---------



    A reconciliation of the tax provision at the U.S. federal statutory rate to the provision for income taxes was as follows:



                                        FOR THE YEARS ENDED DECEMBER
                                                     31,
                                       -------------------------------
                                         1996       1995       1994
                                       ---------  ---------  ---------
 Tax provision at U.S. statutory
  rate...............................  $      20  $      67  $      71
  Tax-exempt income..................         --         (3)        (3)
  Foreign tax credit.................         --         (4)        (1)
  Other..............................         --          2         (2)
                                       ---------  ---------  ---------
    Total............................  $      20  $      62  $      65
                                       ---------  ---------  ---------
                                       ---------  ---------  ---------



    Income taxes paid were $189, $162 and $244 in 1996, 1995 and 1994, respectively. The current tax refund due from The Hartford to the Company was $72 and $8 as of December 31, 1996 and 1995, respectively.



    Deferred tax assets (liabilities) included the following:



                                                       AS OF
                                                    DECEMBER 31,
                                                --------------------
                                                  1996       1995
                                                ---------  ---------
Tax return deferred acquisition costs.........  $     514  $     410
Financial statement deferred acquisition costs
 and reserves.................................       (242)       138
Employee benefits.............................          8          8
Unrealized (gain) loss on investments.........        (16)        32
Investments and other.........................        210       (168)
                                                ---------  ---------
    Total.....................................  $     474  $     420
                                                ---------  ---------
                                                ---------  ---------



    Prior to the Tax Reform Act of 1984, the Life Insurance Company Income Tax Act of 1959 permitted the deferral from taxation of a portion of statutory income under certain circumstances. In such circumstances, the deferred income was accumulated in a "Policyholders' Surplus Account" and will be taxable in the future only under conditions which management considers to be remote; therefore, no Federal income taxes have been provided on this deferred income. The balance for tax return purposes of the Policyholders' Surplus Account as of December 31, 1996 was $37.



---------------------------------------------------

 5. REINSURANCE


    The Company cedes insurance to non-affiliated insurers in order to limit its maximum loss. Such transfer does not relieve the Company of its primary liability. The Company also assumes insurance from other insurers.



    Life insurance net retained premiums were comprised of the following:



                                         YEAR ENDED DECEMBER 31,
                                     -------------------------------
                                       1996       1995       1994
                                     ---------  ---------  ---------
Gross premiums.....................  $   1,834  $   1,545  $   1,316
Insurance assumed..................        173        591        299
Insurance ceded....................       (302)      (649)      (515)
                                     ---------  ---------  ---------
    Total..........................  $   1,705  $   1,487  $   1,100
                                     ---------  ---------  ---------
                                     ---------  ---------  ---------



    Life reinsurance recoveries, which reduced death and other benefits, for the years ended December 31, 1996, 1995 and 1994 approximated $140, $220 and $164, respectively.



    In December 1994, the Company ceded to a third party $1.0 billion in individual fixed and variable annuities on a modified coinsurance basis. In December 1995, the Company ceded approximately $1.2 billion in individual variable annuities on a modified coinsurance basis to a third party. These transactions did not have a material impact on consolidated net income.



    In May 1994, the Company assumed the life insurance policies and the individual annuities of Pacific Standard with reserves and account values of approximately $434 million. The Company received cash and investment grade assets to support the life insurance and individual annuity contract obligations assumed.



---------------------------------------------------

 6.PENSION PLANS AND OTHER POSTRETIREMENT
   BENEFITS


    The Company's employees are included in Hartford Fire's noncontributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Company's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, as amended, and the maximum amount that can be deducted for Federal income tax purposes. Generally, pension costs are funded through the purchase of the Company's group pension contracts. The cost to the Company was approximately $5, $2 and $2 in 1996, 1995 and 1994, respectively.



    The Company also provides, through Hartford Fire, certain health care and life insurance benefits for eligible retired employees. A substantial portion of the Company's employees may become eligible for these benefits upon retirement. The Company's contribution for health care benefits will depend on the retiree's date of retirement and years of service. In addition, the plan has a defined dollar cap which limits average Company contributions. The Company has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis.

                                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


Postretirement health care and life insurance benefits expense, allocated by The Hartford, was immaterial for 1996, 1995 and 1994, respectively.



    The assumed rate of future increases in the per capita cost of health care (the health care trend rate) was 9.3% for 1996, decreasing ratably to 6.0% in the year 2001. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated postretirement benefit obligation and the annual expense. To the extent that the actual experience differs from the inherent assumptions, the effect will be amortized over the average future service of the covered employees.



---------------------------------------------------

 7. BUSINESS SEGMENT INFORMATION


    The Company sells financial products such as fixed and variable annuities, retirement plan services, and life insurance on both an individual and a group basis. The Company divides its core businesses into three segments: Investment Products, Individual Life Insurance and Employee Benefits. In addition, the Company also maintains a corporate operation and also classifies certain of its business as Runoff operations. The Investment Products segment offers individual variable annuities and fixed market value adjusted annuities, deferred compensation and retirement plan services, mutual funds, investment management services and other financial products. The Individual Life Insurance segment sells a variety of individual life insurance products, including variable life, universal life, and interest-sensitive whole life policies. The Employee Benefits segment sells corporate owned life insurance. Through its corporate operation, the Company reports net investment income on assets representing surplus not assigned to any of its business segments and certain other revenues and expenses not specifically allocable to any of its business segments. The Company's Runoff operations are comprised of Closed Book GRC. With the exception of Closed Book GRC, net realized capital gains and losses are recognized in the period of realization but are allocated to the segments utilizing durations of the segment portfolios.


                                          YEAR ENDED DECEMBER 31,
                                      -------------------------------
                                        1996       1995       1994
                                      ---------  ---------  ---------
REVENUES
  Investment Products...............  $   1,013  $     759  $     594
  Individual Life Insurance.........        440        383        375
  Employee Benefits.................      1,366      1,273        919
  Corporate Operations..............         81         52         30
  Runoff Operations.................        (11)       337        481
                                      ---------  ---------  ---------
    Total Revenues..................  $   2,889  $   2,804  $   2,399
                                      ---------  ---------  ---------
                                      ---------  ---------  ---------


                                          YEAR ENDED DECEMBER 31,
                                      -------------------------------
                                        1996       1995       1994
                                      ---------  ---------  ---------
INCOME BEFORE INCOME TAX EXPENSE
  Investment Products...............  $     230  $     172  $     127
  Individual Life Insurance.........         68         56         39
  Employee Benefits.................         43         37         27
  Corporate Operations..............         65         16          8
  Runoff Operations.................       (348)       (90)         2
                                      ---------  ---------  ---------
    Income Before Income Tax
     Expense........................  $      58  $     191  $     203
                                      ---------  ---------  ---------
                                      ---------  ---------  ---------

                                          YEAR ENDED DECEMBER 31,
                                      -------------------------------
                                        1996       1995       1994
                                      ---------  ---------  ---------
ASSETS
  Investment Products...............  $  53,743  $  40,624  $  29,115
  Individual Life Insurance.........      3,753      3,173      2,808
  Employee Benefits.................     14,515     13,494      7,847
  Corporate Operations..............      1,891      1,729        822
  Runoff Operations.................      3,667      5,177      7,257
                                      ---------  ---------  ---------
    Total Assets....................  $  77,569  $  64,197  $  47,849
                                      ---------  ---------  ---------
                                      ---------  ---------  ---------



---------------------------------------------------

 8. STATUTORY NET INCOME AND SURPLUS


    A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The total amount of statutory dividends which may be paid by the insurance subsidiaries of the Company in 1997, without prior approval, is estimated to be $121 million. Statutory net income and surplus as of and for the years ended December 31 were:



                              1996       1995       1994
                            ---------  ---------  ---------
Statutory net income......  $     144  $     112  $      58
Statutory surplus.........  $   1,207  $   1,125  $     941



    The insurance subsidiaries of the Company prepare their statutory financial statements in accordance with accounting practices prescribed by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations, and general administrative rules.



---------------------------------------------------

 9. SEPARATE ACCOUNTS


    The Company maintained separate account assets and liabilities totaling $49.7 billion and $36.3 billion at December 31, 1996 and 1995, respectively, which are reported at fair value. Separate account assets are segregated from other investments, and investment income and gains and losses accrue directly to the policyholder. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $39.4 billion and $25.9 billion at December 31, 1996 and 1995, respectively, wherein the policyholder assumes the investment risk, and

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


guaranteed separate account assets totaling $10.3 billion at December 31, 1996 and 1995, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. Included in the non-guaranteed category are policy loans totaling $2.0 billion and $1.7 billion at December 31, 1996 and 1995, respectively. Investment income (including investment gains and losses) and interest credited to policyholders on separate account assets are not reflected in the Consolidated Statements of Income. Separate account management fees, net of minimum guarantees, were $538, $387 and $256 in 1996, 1995 and 1994, respectively.



    The guaranteed separate accounts include modified guaranteed individual annuity and modified guaranteed life insurance. The average credited interest rate on these contracts was 6.53% at December 31, 1996. The assets that support these liabilities were comprised of $10.2 billion in fixed maturities at December 31, 1996. The portfolios are segregated from other investments and are managed so as to minimize liquidity and interest rate risk. To minimize the risk of disintermediation associated with early withdrawals, individual annuity and modified guaranteed life insurance contracts carry a graded surrender charge as well as a market value adjustment. Additional investment risk is hedged using a variety of derivatives which totaled $0.1 billion in carrying value and $2.4 billion in notional amounts at December 31, 1996.



---------------------------------------------------

 10. COMMITMENTS AND CONTINGENCIES


    Under insurance guaranty fund laws existing in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's insurance subsidiaries' premium taxes. The Company paid guaranty fund assessments of approximately $11, $10 and $8 in 1996, 1995 and 1994, respectively, of which $5, $6 and $4 were estimated to be creditable against premium taxes.



    The Company is a defendant in various lawsuits arising in the ordinary course of business. In the opinion of management, the resolution of these matters is not expected to have a material adverse effect on the Company's business, financial position, or results of operations.



    The rent paid to Hartford Fire for the space occupied by the Company was $3 in 1996, 1995, and 1994. The Company expects to pay annual rent of $7 in 1997, 1998, and 1999, respectively, $12 in 2000 and 2001, and $96 thereafter, over the remaining term of the sublease, which expires on December 31, 2009. Rental expense is recognized on a level basis over the term of the sublease and amounted to approximately $8 in 1996, 1995 and 1994.



---------------------------------------------------

 11. SUBSEQUENT EVENTS


    On February 10, 1997, Hartford Life filed a registration statement with the Securities and Exchange Commission relating to the U.S. and international offerings of shares of Class A common stock (the "Equity Offerings") representing up to 20% ownership of Hartford Life. After completion of the Equity Offerings, The Hartford would own all of the shares of Class B Common Stock (after reclassification of Hartford Life's common stock into Class B Common Stock prior to March 31, 1997). Hartford Life intends to use the estimated net proceeds of the Equity Offerings to make a capital contribution to its insurance subsidiaries, to reduce its third-party indebtedness and for other general corporate purposes.



    The Hartford has advised the Company that its current intent is to continue to beneficially own at least 80% of Hartford Life, but it is under no contractual obligation to do so, except for a limited period. Provided that The Hartford continues to beneficially own at least 80% of the combined voting power or the value of the outstanding capital stock of Hartford Life, Hartford Life will be included for federal income tax purposes in the controlled group of which The Hartford is the common parent. Each member of a controlled group is jointly and severally liable for pension funding and pension termination liabilities of each other member of the controlled group, as well as certain benefit plan taxes. Accordingly, the Company could be liable for pension funding, pension termination liabilities and certain other pension related excise taxes as well as other taxes of another member of The Hartford controlled group in the event any such liability is incurred, and not discharged, by such other member.



    In connection with the proposed Equity Offerings, Hartford Life plans to enter into formal agreements, including a master intercompany agreement, investment management agreements and a new tax sharing agreement, with The Hartford covering such matters as corporate services, approval of certain corporate activities, registration rights, owned and leased space, allocation of expenses, taxes and liabilities, investment advisory services, use of trademarks and certain other corporate matters. As part of the master intercompany agreement, Hartford Life would agree to remit to The Hartford 30% of any shared liabilities for which The Hartford is responsible in respect of the ITT Spin-off, 30% of any taxes which may be assessed to The

                                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


Hartford relating to the ITT Spin-off and will indemnify The Hartford for certain other tax liabilities. As of December 31, 1996 there was no known liability associated with the ITT Spin-off. Such agreements are meant to maintain the relationship between Hartford Life and The Hartford in a manner consistent in all material respects with past practice. As a result, management believes these agreements should not have a material impact on the results of operations of the Company.



    In addition, under insurance company holding laws, agreements between Hartford Life's insurance subsidiaries and The Hartford must be fair and reasonable and may be subject to the approval of applicable insurance commissioners. The agreements will be intended to maintain the relationship between Hartford Life and The Hartford in a manner generally consistent with past practices. However, none of these arrangements will result from arm's-length negotiations and, therefore, the prices charged to Hartford Life and its subsidiaries for services provided under these arrangements may be higher or lower than prices that may be charged by third parties.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
  SCHEDULE I -- SUMMARY OF INVESTMENTS (OTHER THAN INVESTMENTS IN AFFILIATES)
                            AS OF DECEMBER 31, 1996
                                 (IN MILLIONS)

                                                                                                               ESTIMATED
                                                                                                                 FAIR
TYPE OF INVESTMENT                                                                                   COST        VALUE
-------------------------------------------------------------------------------------------------  ---------  -----------
Fixed Maturities
Bonds and Notes
  U.S. Government and government agencies and authorities
   (guaranteed sponsored)........................................................................  $     166   $     175
  U.S. Government and government agencies and authorities
   (guaranteed sponsored)--asset-backed..........................................................      1,970       2,003
States, municipalities and political subdivisions................................................        373         368
International governments........................................................................        281         289
Public utilities.................................................................................        877         881
All other corporate including international......................................................      4,656       4,669
All other corporate--asset-backed................................................................      3,601       3,591
Short-term investments...........................................................................      1,655       1,648
                                                                                                   ---------  -----------
Total Fixed Maturities...........................................................................  $  13,579   $  13,624
Equity Securities
Common Stocks--industrial, miscellaneous, and all other..........................................        110         119
Total Fixed Maturities and Equity Securities.....................................................  $  13,689   $  13,743
Other Investments
Policy Loans.....................................................................................      3,836       3,836
Mortgage Loans...................................................................................          2           2
Investments in partnerships and trusts...........................................................         48          48
Futures, options, and miscellaneous..............................................................          6          56
Total Other Investments..........................................................................      3,892       3,942
                                                                                                   ---------  -----------
Total Investments................................................................................  $  17,581   $  17,685
                                                                                                   ---------  -----------
                                                                                                   ---------  -----------

                                                                                                     AMOUNT AT
                                                                                                    WHICH SHOWN
                                                                                                        ON
TYPE OF INVESTMENT                                                                                 BALANCE SHEET
-------------------------------------------------------------------------------------------------  -------------
Fixed Maturities
Bonds and Notes
  U.S. Government and government agencies and authorities
   (guaranteed sponsored)........................................................................   $       175
  U.S. Government and government agencies and authorities
   (guaranteed sponsored)--asset-backed..........................................................         2,003
States, municipalities and political subdivisions................................................           368
International governments........................................................................           289
Public utilities.................................................................................           881
All other corporate including international......................................................         4,669
All other corporate--asset-backed................................................................         3,591
Short-term investments...........................................................................         1,648
                                                                                                   -------------
Total Fixed Maturities...........................................................................   $    13,624
Equity Securities
Common Stocks--industrial, miscellaneous, and all other..........................................           119
Total Fixed Maturities and Equity Securities.....................................................   $    13,743
Other Investments
Policy Loans.....................................................................................         3,836
Mortgage Loans...................................................................................             2
Investments in partnerships and trusts...........................................................            48
Futures, options, and miscellaneous..............................................................             6
Total Other Investments..........................................................................         3,892
                                                                                                   -------------
Total Investments................................................................................   $    17,635
                                                                                                   -------------
                                                                                                   -------------



    Note: The fair values for short-term investments approximate cost.

                                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                                 (IN MILLIONS)

                                                                                        FUTURE POLICY
                                                                                      BENEFITS, UNPAID     OTHER POLICY
                                                                                         CLAIMS AND         CLAIMS AND
                                                                   DEFERRED POLICY    CLAIM ADJUSTMENT       BENEFITS
SEGMENT                                                           ACQUISITION COSTS       EXPENSES            PAYABLE
----------------------------------------------------------------  -----------------  -------------------  ---------------
1996
Investment Products.............................................      $   2,030           $   1,554          $   6,599
Individual Life Insurance.......................................            730                 346              2,160
Employee Benefits...............................................             --                 381              9,834
Corporate Operations............................................             --                  --                 --
Runoff Operations...............................................             --                  --              3,541
                                                                         ------              ------            -------
Consolidated Operations.........................................      $   2,760           $   2,281          $  22,134
                                                                         ------              ------            -------
                                                                         ------              ------            -------

1995
Investment Products.............................................      $   1,561           $   1,314          $   6,204
Individual Life Insurance.......................................            615                 706              1,932
Employee Benefits...............................................             12                 325              9,285
Corporate Operations............................................             --                  --                 --
Runoff Operations...............................................             --                  28              5,177
                                                                         ------              ------            -------
Consolidated Operations.........................................      $   2,188           $   2,373          $  22,598
                                                                         ------              ------            -------
                                                                         ------              ------            -------

1994
Investment Products.............................................      $   1,244           $     895          $   4,617
Individual Life Insurance.......................................            565                 582              2,543
Employee Benefits...............................................             --                 369              6,911
Corporate Operations............................................             --                  --                 --
Runoff Operations...............................................             --                  44              7,257
                                                                         ------              ------            -------
Consolidated Operations.........................................      $   1,809           $   1,890          $  21,328
                                                                         ------              ------            -------
                                                                         ------              ------            -------


                                                                                      BENEFITS CLAIMS,    AMORTIZATION OF
                                                                    NET REALIZED          AND CLAIM       DEFERRED POLICY
                                                                  CAPITAL (LOSSES)       ADJUSTMENT         ACQUISITION
SEGMENT                                                                 GAINS             EXPENSES             COSTS
----------------------------------------------------------------  -----------------  -------------------  ---------------
1996
Investment Products.............................................      $      --           $     451          $     175
Individual Life Insurance.......................................             --                 245                 59
Employee Benefits...............................................             --                 546                 --
Corporate Operations............................................              6                  --                 --
Runoff Operations...............................................           (219)                293                 --
                                                                         ------              ------            -------
Consolidated Operations.........................................      $    (213)          $   1,535          $     234
                                                                         ------              ------            -------
                                                                         ------              ------            -------

1995
Investment Products.............................................      $      --           $     349          $     117
Individual Life Insurance.......................................             --                 127                 70
Employee Benefits...............................................             --                 496                 --
Corporate Operations............................................            (11)                 33                 --
Runoff Operations...............................................             --                 417                 12
                                                                         ------              ------            -------
Consolidated Operations.........................................      $     (11)          $   1,422          $     199
                                                                         ------              ------            -------
                                                                         ------              ------            -------

1994
Investment Products.............................................      $      --           $     383          $      90
Individual Life Insurance.......................................             --                 179                 51
Employee Benefits...............................................             --                 376                 --
Corporate Operations............................................              7                  --                 --
Runoff Operations...............................................             --                 467                  4
                                                                         ------              ------            -------
Consolidated Operations.........................................      $       7           $   1,405          $     145
                                                                         ------              ------            -------
                                                                         ------              ------            -------


                                                                   PREMIUMS AND        NET
                                                                       OTHER       INVESTMENT
SEGMENT                                                           CONSIDERATIONS     INCOME
----------------------------------------------------------------  ---------------  -----------
1996
Investment Products.............................................     $     536      $     477
Individual Life Insurance.......................................           287            153
Employee Benefits...............................................           881            485
Corporate Operations............................................            --             75
Runoff Operations...............................................             1            207
                                                                        ------     -----------
Consolidated Operations.........................................     $   1,705      $   1,397
                                                                        ------     -----------
                                                                        ------     -----------
1995
Investment Products.............................................     $     319      $     436
Individual Life Insurance.......................................           246            137
Employee Benefits...............................................           922            351
Corporate Operations............................................            --             67
Runoff Operations...............................................            --            337
                                                                        ------     -----------
Consolidated Operations.........................................     $   1,487      $   1,328
                                                                        ------     -----------
                                                                        ------     -----------
1994
Investment Products.............................................     $     263      $     330
Individual Life Insurance.......................................           268            108
Employee Benefits...............................................           569            350
Corporate Operations............................................            --             23
Runoff Operations...............................................            --            481
                                                                        ------     -----------
Consolidated Operations.........................................     $   1,100      $   1,292
                                                                        ------     -----------
                                                                        ------     -----------

                                                                   DIVIDENDS TO       OTHER
SEGMENT                                                            POLICYHOLDERS    EXPENSES
----------------------------------------------------------------  ---------------  -----------
1996
Investment Products.............................................     $      --      $     156
Individual Life Insurance.......................................            --             68
Employee Benefits...............................................           635            143
Corporate Operations............................................            --             16
Runoff Operations...............................................            --             44
                                                                        ------     -----------
Consolidated Operations.........................................     $     635      $     427
                                                                        ------     -----------
                                                                        ------     -----------
1995
Investment Products.............................................     $      --      $     115
Individual Life Insurance.......................................            --             55
Employee Benefits...............................................           675            138
Corporate Operations............................................            --             11
Runoff Operations...............................................            --             (2)
                                                                        ------     -----------
Consolidated Operations.........................................     $     675      $     317
                                                                        ------     -----------
                                                                        ------     -----------
1994
Investment Products.............................................     $      --      $     (31)
Individual Life Insurance.......................................            --            107
Employee Benefits...............................................           419            100
Corporate Operations............................................            --             43
Runoff Operations...............................................            --              8
                                                                        ------     -----------
Consolidated Operations.........................................     $     419      $     227
                                                                        ------     -----------
                                                                        ------     -----------

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           SCHEDULE IV -- REINSURANCE
                                 (IN MILLIONS)

                                                          GROSS         CEDED TO        ASSUMED FROM       NET
                                                          AMOUNT    OTHER COMPANIES   OTHER COMPANIES     AMOUNT
                                                        ----------  ----------------  ----------------  ----------
Year Ended December 31, 1996
Life Insurance in Force...............................  $  177,094    $    106,146       $   31,957     $  102,905
                                                        ----------        --------          -------     ----------
Insurance Revenues
  Life Insurance and Annuities........................  $    1,801    $        298       $      169     $    1,672
  Accident and Health Insurance.......................          33               4                4             33
                                                        ----------        --------          -------     ----------
Total.................................................  $    1,834    $        302       $      173     $    1,705
                                                        ----------        --------          -------     ----------
                                                        ----------        --------          -------     ----------
For the Year Ended December 31, 1995
Life Insurance in Force...............................  $  182,716    $    112,774       $   26,996     $   96,938
                                                        ----------        --------          -------     ----------
Insurance Revenues
  Life Insurance and Annuities........................  $    1,232    $        325       $      574     $    1,481
  Accident and Health Insurance.......................         313             324               17              6
                                                        ----------        --------          -------     ----------
Total.................................................  $    1,545    $        649       $      591     $    1,487
                                                        ----------        --------          -------     ----------
                                                        ----------        --------          -------     ----------
For the Year Ended December 31, 1994
Life Insurance in Force...............................  $  136,929    $     87,553       $   35,016     $   84,392
                                                        ----------        --------          -------     ----------
Insurance Revenues
  Life Insurance and Annuities........................  $    1,008    $        211       $      294     $    1,091
  Accident and Health Insurance.......................         308             304                5              9
                                                        ----------        --------          -------     ----------
Total.................................................  $    1,316    $        515       $      299     $    1,100
                                                        ----------        --------          -------     ----------
                                                        ----------        --------          -------     ----------

                                                          PERCENTAGE OF
                                                         AMOUNT ASSUMED
                                                             TO NET
                                                        -----------------
Year Ended December 31, 1996
Life Insurance in Force...............................          31.1%
Insurance Revenues
  Life Insurance and Annuities........................          10.1%
  Accident and Health Insurance.......................          12.1%
Total.................................................          10.1%
For the Year Ended December 31, 1995
Life Insurance in Force...............................          27.8%
Insurance Revenues
  Life Insurance and Annuities........................          38.8%
  Accident and Health Insurance.......................         283.3%
Total.................................................          39.7%
For the Year Ended December 31, 1994
Life Insurance in Force...............................          41.5%
Insurance Revenues
  Life Insurance and Annuities........................          26.9%
  Accident and Health Insurance.......................          55.6%
Total.................................................          27.2%

                               PART C

                           OTHER INFORMATION


Item 24.   Financial Statements and Exhibits

   (a) All financial statements are included in Part A and Part B of the Registration Statement.

   (b) (1) The resolution of the Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the Separate Account(1)

       (2)  Not applicable.

       (3)  (a)  Principal Underwriting Agreement(2)

       (3)  (b)  Form of Dealer Agreement(2)

       (4)  Group Flexible Premium Deferred Variable Annuity
            Contract and Certificate(1)

       (5)  Form of Application(1)

       (6)  (a)  Articles of Incorporation of Hartford. (3)

            (b)  Bylaws of Hartford.(1)

       (7)  Not applicable.

       (8)  Form of Participation Agreement between the
            Registrant and the underlying Funds(1)

       (9)  Opinion and Consent of Lynda Godkin, General
            Counsel.

       (10) Consent of Arthur Andersen LLP, Independent Public Accountants.
----------------------
(1) Incorporated by reference to Pre-Effective Amendment No. 1, to the Registration Statement File No. 33-59069, dated October 30, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 1, to the Registration Statement File No. 33-59069, dated May 1, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 2, to the Registration Statement File No. 33-59069, filed on April 15, 1997.

       (11) No financial statements are omitted.

       (12) Not applicable.

       (13) Not applicable.

       (14) Not applicable.

       (15) Copy of Power of Attorney.(3)

       (16) Organizational Chart.(3)


Item 25.   Directors and Officers of the Depositor



 NAME                             POSITION WITH HARTFORD
 ----                             ----------------------

Wendell J. Bossen                  Vice President

Gregory A. Boyko                   Senior Vice President, Chief Financial
                                   Officer & Treasurer, Director*

Peter W. Cummins                   Senior Vice President

Ann M. deRaismes                   Senior Vice President

Timothy M. Fitch                   Vice President

Bruce D. Gardner                   Vice President

J. Richard Garrett                 Vice President and Assistant Treasurer

John P. Ginnetti                   Executive Vice President and Director,
                                   Asset Management Services, Director*

William A. Godfrey, II             Senior Vice President

Lynda Godkin                       Senior Vice President, General Counsel,
                                   and Corporate Secretary, Director*

Lois W. Grady                      Vice President

Christopher Graham                 Vice President

David A. Hall                      Vice President and Actuary

Stephen T. Joyce                   Vice President

Robert A. Kerzner                  Vice President

Andrew W. Kohnke                   Vice President

 NAME                             POSITION WITH HARTFORD
 ----                             ----------------------

Steven M. Maher                   Vice President and Actuary

William B. Malchodi, Jr.          Vice President and Director of Taxes

Thomas M. Marra                   Executive Vice President and Director,
                                  Individual Life and Annuity Division,
                                  Director*

Robert F. Nolan                   Senior Vice President

Joseph J. Noto                    Vice President

Leonard E. Odell, Jr.             Senior Vice President, Director*

Michael C. O'Halloran             Vice President

Craig D. Raymond                  Senior Vice President and Chief Actuary

Donald A. Salama                  Vice President

Timothy P. Schiltz                Vice President

Lowndes A. Smith                  President and Chief Executive Officer,
                                  Director*

Edward J. Sweeney                 Vice President

Raymond P. Welnicki               Senior Vice President and Director,
                                  Employee Benefit Division, Director*

Walter C. Welsh                   Senior Vice President

Lizabeth H. Zlatkus               Vice President, Director*

Davide Znamierowski               Senior Vice President


Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

*Denotes Board of Directors.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

         Filed herewith as Exhibit 16.

Item 27. Number of Contract Owners

         As of December 31, 1996, there were no contract owners.

Item 28. Indemnification.

         Under Section 33-320a of the Connecticut General Statutes, the Registrant must indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses, including attorneys' fees, for actions brought or threatened to be brought against him in his capacity as a director or officer when it is determined by certain disinterested parties that he acted in good faith and in a manner he reasonably believed to be in the best interests of the Registrant. In any criminal action or proceeding, it also must be determined that the director or officer had no reason to believe his conduct was unlawful. The director or officer must also be indemnified when he is successful on the merits in the defense of a proceeding or in circumstances where a court determines that he is fairly and reasonably entitled to be indemnified, and the court approves the amount. In shareholder derivative suits, the director or officer must be finally adjudged not to have breached his duty to the Registrant or a court must determine that he is fairly and reasonably entitled to be indemnified and must approve the amount. In a claim upon the director's or officer's purchase or sale of the Registrant's securities, the director or officer may obtain indemnification only if a court determines that, in view of all the circumstances, he is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine.

         The foregoing statements are specifically made subject to the detailed provisions of Section 33-320a.

         The directors and officers of Hartford and Hartford Equity Sales Company, Inc. ("HESCO") are covered under a directors and officers liability insurance policy issued to ITT Hartford Group, Inc. and its subsidiaries. Such policy will reimburse the Registrant for any payments that it shall make to directors and officers pursuant to law and will, subject to certain exclusions contained in the policy, further pay any other costs, charges and expenses and settlements and judgments arising from any proceeding involving any director or officer of the Registrant in his past or present capacity as such, and for which he may be liable, except as to any liabilities arising from acts that are deemed to be uninsurable.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

     (a) HESCO acts as principal underwriter for the following investment companies:

          Hartford Life Insurance Company - ICMG Secular Trust Separate Account Hartford Life Insurance Company - Separate Account VL II
          Hartford Life Insurance Company - Separate Account VL I
          ITT Hartford Life and Annuity Insurance Company - Separate
          Account VL II
          ITT Hartford Life and Annuity Insurance Company - Separate
          Account VL I
          ITT Hartford Life and Annuity Insurance Company - ICMG
          Registered Variable Life Separate Account One

      (b) Directors and Officers of HESCO

           Name and Principal                    Positions and Offices
            Business Address *                     With Underwriter
           -------------------                   ---------------------

            Lowndes A. Smith                      President, Director
            John P. Ginnetti                      Executive Vice President,
                                                  Director
            Joseph H. Gareau                      Executive Vice President
            Thomas M. Marra                       Senior Vice President
            Donald E. Waggaman, Jr.               Treasurer
            Lynda Godkin                          General Counsel and Secretary
            George R. Jay                         Controller
            Peter W. Cummins                      Vice President
            J. Richard Garrett                    Vice President
            Lois W. Grady                         Vice President
            Michael S. W ilder                    Director

          Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

Item 30.  Location of Accounts and Records

          All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment
          Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury,
          Connecticut 06089.


Item 31.  Management Services

         All management contracts are discussed in Part A and Part B of this Registration Statement.


Item 32.  Undertakings

          (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the Variable Annuity Contracts may be accepted.

          (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

          (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

          (d) Hartford hereby represents that the aggregate fees and charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.


          The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Council of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and duly caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 2nd day of September, 1997.


HARTFORD LIFE INSURANCE COMPANY -
ICMG SECULAR TRUST SEPARATE ACCOUNT
     (Registrant)

*By:  /s/ Peter W. Cummins
      ----------------------------
      Peter W. Cummins, Senior
      Vice President

HARTFORD LIFE INSURANCE COMPANY                   *By: /s/ Lynda Godkin
       (Depositor)                                     ------------------------
                                                       Lynda Godkin
                                                       Attorney-in-Fact
*By:  /s/ Peter W. Cummins
      ----------------------------
      Peter W. Cummins, Senior
      Vice President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Gregory A. Boyko, Senior Vice
    President, Chief Financial
    Officer, and Treasurer, Director*
John P. Ginnetti, Executive Vice
   President, Director *
Lynda Godkin, Senior Vice                    *By: /s/ Lynda Godkin
   President, General Counsel,                    ----------------------
   and Corporate Secretary, Director *            Lynda Godkin
Thomas M. Marra, Executive Vice                    Attorney-In-Fact
   President, Director *                  Dated:  September 2, 1997
Leonard E. Odell, Jr., Senior                     ----------------------
   Vice President, Director *
Lowndes A. Smith, President,
   Chief Executive Officer, Director *
Raymond P. Welnicki, Senior Vice
   President, Director *
Lizabeth H. Zlatkus, Senior Vice President
   Director *

                               EXHIBIT INDEX


9.     Opinion and Consent of Lynda Godkin, General Counsel

10.    Consent of Arthur Andersen LLP